                                                                    EXHIBIT 10.2

                               APACHE CORPORATION


                         MONEY PURCHASE RETIREMENT PLAN



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                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I ARTICLE I...............................................................................................1
         1.1      Account.........................................................................................1
         1.2      Account Owner...................................................................................1
         1.3      Affiliated Entity...............................................................................1
         1.4      Alternate Payee.................................................................................2
         1.5      Annual Addition.................................................................................2
         1.6      Code............................................................................................2
         1.7      Committee.......................................................................................2
         1.8      Company.........................................................................................2
         1.9      Company Contributions...........................................................................2
         1.10     Company Mandatory Contributions.................................................................2
         1.11     Compensation....................................................................................2
         1.12     Covered Employee................................................................................4
         1.13     Determination Date..............................................................................4
         1.14     Disability......................................................................................4
         1.15     Domestic Relations Order........................................................................4
         1.16     Employee........................................................................................4
         1.17     Employment Commencement Date....................................................................5
         1.18     ERISA...........................................................................................5
         1.19     Five Percent Owner:.............................................................................5
         1.20     Highly Compensation Employee....................................................................5
         1.21     Hour of Service.................................................................................5
         1.22     Key Employee....................................................................................6
         1.23     Lapse in Apache Employment......................................................................6
         1.24     Limitation Year.................................................................................6
         1.25     Non-Highly Compensated Employee.................................................................6
         1.26     Non-Key Employee................................................................................6
         1.27     Normal Retirement Age...........................................................................6
         1.28     Participant.....................................................................................6
         1.29     Period of Service...............................................................................6
         1.30     Plan Year.......................................................................................7
         1.31     Qualified Domestic Relations Order ('QDRO').....................................................7
         1.32     Qualified Joint and Survivor Annuity ('QJSA'):..................................................7
         1.33     Qualified Pre-Retirement Survivor Annuity ('QPSA')..............................................7
         1.34     Reemployment Commencement Date..................................................................7
         1.35     Required Beginning Date.........................................................................7
         1.36     Rollover Contribution...........................................................................8
         1.37     Spouse..........................................................................................8
         1.38     Termination from Service Date...................................................................8
         1.39     Valuation Date..................................................................................9
         1.40     Year of Service.................................................................................9
ARTICLE II........................................................................................................9
         2.1      Participation...................................................................................9
         2.2      Reemployment....................................................................................9
         2.3      Enrollment Procedure............................................................................9
ARTICLE III.......................................................................................................9
         3.1      Company Contributions...........................................................................9
         3.2      Participant Contributions......................................................................11
         3.3      Return of Contributions........................................................................11
         3.4      Limitation on Annual Additions.................................................................12



                                        i
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
ARTICLE IV.......................................................................................................13
         4.1      Participants' Accounts.........................................................................13
         4.2      Valuation of Trust Fund........................................................................13
         4.3      Allocation of Increase or Decrease in Net Worth................................................13
ARTICLE V........................................................................................................14
         5.1      Vesting Schedule...............................................................................14
         5.2      Forfeitures....................................................................................14
         5.3      Restoration of Forfeitures.....................................................................15
         5.4      Method of Forfeiture Restoration...............................................................15
         5.5      Allocation of Forfeitures......................................................................15
         5.6      Credits for Pre-Lapse Service..................................................................15
         5.7      Transfers - Portability........................................................................16
         5.8      Reemployment - Separate Account................................................................16
ARTICLE VI.......................................................................................................16
         6.1      Beneficiaries..................................................................................16
         6.2      Distributable Amount...........................................................................17
         6.3      Manner of Distribution.........................................................................17
         6.4      Time of Distribution...........................................................................19
         6.5      Direct Rollover Election.......................................................................20
ARTICLE VII......................................................................................................21
         7.1      No Joint Fiduciary Responsibilities............................................................21
         7.2      The Company....................................................................................21
         7.3      The Trustee....................................................................................21
         7.4      The Committee - Plan Administrator.............................................................21
         7.5      Committee to Construe Plan.....................................................................22
         7.6      Organization of Committee......................................................................22
         7.7      Interested Committee Members...................................................................22
         7.8      Agent for Process..............................................................................22
         7.9      Indemnification of Committee Members...........................................................22
         7.10     Conclusiveness of Action.......................................................................22
         7.11     Payment of Expenses............................................................................22
ARTICLE VIII.....................................................................................................23
         8.1      Trust Agreement................................................................................23
         8.2      Expenses of Trust..............................................................................23
         8.3      Investments....................................................................................23
ARTICLE IX.......................................................................................................24
         9.1      Termination of Plan or Discontinuance of Contributions.........................................24
         9.2      Allocations upon Termination...................................................................24
         9.3      Procedure Upon Termination of Plan.............................................................24
         9.4      Amendment by Apache............................................................................24
ARTICLE X........................................................................................................25
         10.1     Adoption of Plan...............................................................................25
         10.2     Agent of Affiliated Entity.....................................................................25
         10.3     Disaffiliation and Withdrawal from Plan........................................................25
         10.4     Effect of Disaffiliation or Withdrawal.........................................................25
         10.5     Distribution Upon Disaffiliation or Withdrawal.................................................26
ARTICLE XI.......................................................................................................26
         11.1     Application of Top-Heavy Provisions............................................................26
         11.2     Determination of Top-Heavy Status..............................................................26
         11.3     Special Vesting Rule...........................................................................27
         11.4     Special Minimum Contribution...................................................................27
         11.5     Change in Top-Heavy Status.....................................................................27
ARTICLE XII......................................................................................................27
         12.1     RIGHT TO DISMISS EMPLOYEES - NO EMPLOYMENT CONTRACT............................................27
         12.2     Claims Procedure...............................................................................27
         12.3     Source of Benefits.............................................................................28



                                       ii
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
         12.4     Exclusive Benefit of Employees.................................................................28
         12.5     Forms of Notices...............................................................................28
         12.6     Failure of Any Other Entity to Qualify.........................................................28
         12.7     Notice of Adoption of the Plan.................................................................29
         12.8     Plan Merger....................................................................................29
         12.9     Inalienability of Benefits - Domestic Relations Orders.........................................29
         12.10    Payments Due Minors or Incapacitated Individuals...............................................31
         12.11    Uniformity of Application......................................................................32
         12.12    Disposition of Unclaimed Payments..............................................................32
         12.13    Applicable Law.................................................................................32
ARTICLE XIII.....................................................................................................32
         13.1     General........................................................................................32
         13.2     While a Serviceman.............................................................................33
         13.3     Failure to Return..............................................................................33
         13.4     Return From Uniformed Service..................................................................34

       Appendix A -- Participating Companies
       Appendix B -- DEKALB Energy Company / Apache Canada Ltd.
       Appendix C - Corporate Transactions

                               APACHE CORPORATION
                         MONEY PURCHASE RETIREMENT PLAN

                                    PREAMBLE

Apache Corporation, a Delaware corporation ("Apache"), maintains this money purchase pension plan (the "Plan"), which is intended to be qualified under Code section 401(a).

The Plan is hereby amended and restated as set forth below, effective August 1, 2002, except for those provisions that have their own specific effective dates. This restatement reflects the terms of the Plan that were the subject of the July 22, 2002 favorable determination letter from the Internal Revenue Service, except that obsolete provisions have been eliminated.

Any Participant (as defined herein) in the Plan who is credited with at least one Hour of Service (as defined herein) after July 31, 2002 shall be subject to the provisions of this Plan as so amended and restated. Service shall be credited according to the terms of the Plan that are in effect at the time the service is rendered. Any Participant in the Plan who is not credited with an Hour of Service after August 1, 2002 shall continue to be governed by the provisions of the Plan as in effect immediately prior to August 1, 2002. However, any Account Owner (as defined herein) on or after August 1, 2002 shall be subject to the rules of this amended and restated Plan with regard to his status as an Account Owner and with regard to the rules regarding Account ownership (such as receiving investment earnings, giving investment directions, and receiving distributions).

Each Appendix to this Plan is a part of the Plan document. It is intended that an Appendix will be used to (1) describe which business entities are actively participating in the Plan, (2) describe any special participation, eligibility, vesting, or other provisions that apply to the employees of a business entity,
(3) describe any special provisions that apply to Participants affected by a designated corporation transaction, and (4) describe any special distribution rules that apply to directly transferred benefits from other plans.

ARTICLE I

DEFINITIONS

The following words and phrases shall have the meaning set forth below:

1.1    Account. "Account" means the account established pursuant to section 4.1.

1.2 Account Owner. "Account Owner" means a Participant who has an Account balance, an Alternate Payee who has an Account balance, or a beneficiary who has obtained an interest in the Account of the previous Account Owner because of the previous Account Owner's death.

1.3    Affiliated Entity. "Affiliated Entity" means:

       (a)    For all purposes of the Plan except those listed in subsection
              (b), the term "Affiliated Entity" means any legal entity that is treated as a single employer with Apache pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

       (b) For purposes of determining Annual Additions under section 1.5, limiting Annual Additions to a Participant's Account under section 3.4, and construing the defined terms as they are used in sections
              1.5 and 3.4 (such as " Compensation" and "Employee"), the term "Affiliated Entity" means any legal entity that is treated as a single employer with Apache pursuant to Code section 414(m) or 414(o), and any legal entity that would be an Affiliated Entity pursuant to Code section 414(b) or 414(c) if the phrase "more than 50%" were substituted for the phrase "at least 80%" each place it occurs in Code section 1563(a)(1).

1.4 Alternate Payee. "Alternate Payee" means a Participant's Spouse, former spouse, child, or other dependent who is recognized by a QDRO as having a right to receive all, or a portion of, the benefits payable under this Plan with respect to such Participant.

1.5 Annual Addition. "Annual Addition" means the allocations to a Participant's Account for any Limitation Year, as described in detail below.

       (a) Annual Additions shall include: (i) Company Contributions (except as provided in paragraphs (b)(iii) and (b)(v)) to this Plan and Company contributions to any other defined contribution plan maintained by the Company or any Affiliated Entity, (ii) after-tax contributions to any other defined contribution plan maintained by the Company or an Affiliated Entity; (iii) elective deferrals by the Participant, pursuant to Code section 401(k), to any other defined contribution plan maintained by the Company or an Affiliated Entity; (iv) forfeitures allocated to a Participant's Account in this Plan and any other defined contribution plan maintained by the Company or any Affiliated Entity (except as provided in paragraphs (b)(iii) and (b)(v) below); (v) all amounts paid or accrued to a welfare benefit fund as defined in Code section 419(e) and allocated to the separate account (under the welfare benefit fund) of a Key Employee to provide post-retirement medical benefits; and (vi) contributions allocated on the Participant's behalf to any individual medical account as defined in Code section 415(l)(2).

       (b) Annual Additions shall not include: (i) Rollover Contributions to any defined contribution plan maintained by the Company or an Affiliated Entity; (ii) repayments of loans made to a Participant from a qualified plan maintained by the Company or any Affiliated Entity; (iii) repayments of forfeitures for rehired Participants, as described in Code sections 411(a)(7)(B) and 411(a)(3)(D); (iv) direct transfers of funds from one qualified plan to any qualified plan maintained by the Company or any Affiliated Entity; (v) repayments of forfeitures of missing individuals pursuant to section 12.12; or (vi) salary deferrals within the meaning of Code sections 414(u)(2)(C) or 414(v)(6)(B).

1.6 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and rulings in effect thereunder from time to time.

1.7    Committee. "Committee" means the administrative committee provided for in section 7.4.

1.8 Company. "Company" means Apache, any successor thereto, and any Affiliated Entity that adopts the Plan pursuant to Article X. Each Company is listed in Appendix A.

1.9 Company Contributions. "Company Contributions" means all contributions to the Plan made by the Company pursuant to section 3.1 for the Plan Year.

1.10 Company Mandatory Contributions. "Company Mandatory Contributions" means all contributions to the Plan made by the Company pursuant to subsection 3.1(a) for the Plan Year.

1.11   Compensation. "Compensation" means:

       (a) Code Section 415 Compensation. For purposes of determining the limitation on Annual Additions under section 3.4 and the minimum contribution under section 11.4 when the Plan is top-heavy, Compensation shall mean those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity and elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 132(f)(4), 402(e)(3), 402(h), 403(b), 408(p), 414(u)(2)(C), 414(v)(6)(B), or
              457. For purposes of section 3.4, Compensation shall be measured over a Limitation Year. For purposes of section 11.4, Compensation shall be measured over a Plan Year.

       (b) Code Section 414(q) Compensation. For purposes of identifying Highly Compensated Employees and Key Employees, Compensation shall mean those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity, and elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 132(f)(4), 402(e)(3), 402(h),
              403(b), 408(p),

              414(u)(2)(C), 414(v)(6)(B), or 457. Compensation shall be measured over a Plan Year. Compensation shall include only amounts paid to the Employee, and shall not include any additional amounts accrued by the Employee.

       (c) Benefit Compensation. For purposes of determining and allocating Company Mandatory Contributions under paragraphs 3.1(a)(i) and 3.1(a)(ii), Compensation shall generally mean regular compensation paid by the Company.

              (i)    Specifically, Compensation shall include:

                     (A)    Regular salary or wages,

                     (B)    Overtime pay,

                     (C) The regular annual bonus (unless all or a portion is excluded by the Committee before the regular annual bonus is paid) and any other bonus designated by the Committee,

                     (D) Salary reductions pursuant to the Apache Corporation 401(k) Savings Plan,

                     (E) Salary reductions that are excludable from an Employee's gross income pursuant to Code section 125 or 132(f)(4), and

                     (F) Amounts contributed as salary deferrals to the Company's Nonqualified Retirement/Savings Plan.

              (ii)   Compensation shall exclude:

                     (A)    Commissions,

                     (B)    Severance pay,

                     (C)    Moving expenses,

                     (D) Any gross-up of moving expenses to account for increased income or employment taxes,

                     (E) Foreign service premiums paid as an inducement to work outside of the United States,

                     (F) Credits or benefits under this Plan and credits or benefits under the Apache Corporation 401(k) Savings Plan (except as provided in subparagraph (i)(D)),

                     (G)    Other contingent compensation,

                     (H) Any amount relating to the granting of a stock option by the Company or an Affiliated Entity, the exercise of such a stock option, or the sale or deemed sale of any shares thereby acquired,

                     (I) Contributions to any other fringe benefit plan (including, but not limited to, overriding royalty payments or any other exploration-related payments),

                     (J) Any bonus other than (1) a regular annual bonus not otherwise excluded by the Committee and (2) a bonus specifically included as Compensation by the Committee, in each case pursuant to subparagraph 1.11(c)(i)(C), and

                     (K) Except as provided under subparagraph (i)(F), any benefit accrued under, or any payment from, any nonqualified plan of deferred compensation.

              (iii) Compensation shall be measured over that portion of a Plan Year while the Employee is a Covered Employee. Compensation shall include only amounts paid to the Employee during the Plan Year, and shall not include any amounts accrued by but not paid to the Employee during the Plan Year.

       (d) Limit on Compensation. For purposes of calculating the minimum contribution required in top-heavy years under subsection (a) and for all purposes of subsection (c), the Compensation taken into account for the Plan Year shall not exceed the dollar limit specified in Code section 401(a)(17) in effect for the Plan Year.

1.12 Covered Employee. "Covered Employee" means any Employee of the Company, with the following exceptions.

       (a) Any individual directly employed by an entity other than the Company shall not be a Covered Employee, even if such individual is considered a common-law employee of the Company or is treated as an employee of the Company pursuant to Code section 414(n).

       (b) An Employee shall not be a Covered Employee unless he or she is either based in the U.S. or on the U.S. payroll.

       (c) An Employee included in a unit of Employees covered by a collective bargaining agreement shall not be a Covered Employee unless the collective bargaining agreement specifically provides for such Employee's participation in the Plan.

       (d) An Employee whose job is classified as "temporary" shall be a Covered Employee only after he or she has worked for the Company and Affiliated Entities for six consecutive months.

       (e) An Employee shall not be a Covered Employee while he or she is classified as an "intern," a "consultant," or an "independent contractor." An Employee may be classified as an "intern" only if he or she is currently enrolled (or the Company expects him or her to be enrolled within the next 12 months) in a high school, college, or university. An Employee may be classified as an intern even if he or she does not receive academic course credit from his or her school for this employment with the Company.

       (f) An individual who is employed pursuant to a written agreement with an agency or other third party for a specific job assignment or project shall not be a Covered Employee.

1.13 Determination Date. "Determination Date" means, with respect to each Plan Year, the last day of the preceding Plan Year; provided however, that in the case of the first Plan Year of the Plan, the Determination Date shall be the last day of the first Plan Year.

1.14 Disability. "Disability" means a disability due to sickness or injury, which renders an Employee incapable of performing any services for the Company or an Affiliated Entity for which the Employee is qualified by education, training, or experience. Evidence of disability satisfactory to Apache shall be required.

1.15 Domestic Relations Order. "Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement) issued by a court of competent jurisdiction that relates to the provisions of child support, alimony, or maintenance payments, or marital property rights to a Spouse, former spouse, child, or other dependent of the Participant and is made pursuant to a state domestic relations law (including a community property law).

1.16 Employee. "Employee" means each individual who performs services for the Company or an Affiliated Entity and whose wages are subject to withholding by the Company or an Affiliated Entity. The term "Employee" shall include only individuals currently performing services for the Company or an Affiliated Entity, and shall exclude former Employees who are still being paid by the Company or an Affiliated Entity (whether through the payroll system, through overriding royalty payments, through exploration-related payments, or otherwise). The term "Employee" shall also include any individual who provides services to the Company or an Affiliated Entity pursuant to an agreement between the Company or an Affiliated Entity and a third party that employs the individual, but only if the individual has performed such services for the Company or an Affiliated Entity on a substantially full-time basis for at least one year and only if the services are performed under the primary direction or control by the Company or an Affiliated Entity; provided, however, that if the individuals included as Employees pursuant to the first part of this sentence constitute 20% or less of the Non-Highly Compensated Employees of the Company and Affiliated Entities, then any such individuals who are covered by a qualified plan that is a money purchase pension plan that provides a nonintegrated employer contribution rate for each participant of at least 10% of compensation, that provides for full and immediate vesting, and that provides immediate participation for each employee of the third party (other than those who perform substantially all of their services for the third party and other than those whose compensation from the third party during each of the four preceding plan years was less than $1000) shall not be considered an Employee.

1.17 Employment Commencement Date. "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service.

1.18 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings in effect thereunder from time to time.

1.19   Five-Percent Owner. "Five Percent Owner" means:

       (a) With respect to a corporation, any individual who owns (either directly or indirectly according to the rules of Code section 318) more than 5% of the value of the outstanding stock of the corporation or stock processing more than 5% of the total combined voting power of all stock of the corporation.

       (b) With respect to a non-corporate entity, any individual who owns (either directly or indirectly according to rules similar to those of Code section 318) more than 5% of the capital or profits interest in the entity.

       (c) An individual shall be a Five-Percent Owner for a particular year if such individual is a Five-Percent Owner at any time during such year.

1.20 Highly Compensated Employee. "Highly Compensation Employee" means, for each Plan Year, an Employee who (a) was in the "top-paid group" during the immediately preceding Plan Year and had Compensation of $80,000 (as adjusted by the Secretary of the Treasury) or more during the immediately preceding Plan Year, or (b) is a Five-Percent Owner during the current Plan Year, or (c) was a Five-Percent Owner during the immediately preceding Plan Year. The term "top-paid group" means the top 20% of Employees when ranked on the basis of Compensation paid during the year. In determining the number of Employees in the top-paid group, the Committee may elect to exclude Employees with less than six (or some smaller number of) months of service at the end of the year, Employees who normally work less than 17 1/2 (or some fewer number of) hours per week, Employees who normally work less than six (or some fewer number of) months during any year, Employees younger than 21 (or some younger age) on the last day of the year, and Employees who are nonresident aliens who receive no earned income (within the meaning of Code section 911(d)(2)) from Apache or an Affiliated Entity that constitutes income from sources within the United States, within the meaning of Code section 861(a)(3). Furthermore, an Employee who is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from Apache or an Affiliated Entity that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)) during the year shall not be in the top-paid group for that year.

1.21 Hour of Service. "Hour of Service" means each hour for which an Employee is paid or entitled to payment by the Company or an Affiliated Entity for the performance of duties for the Company or an Affiliated Entity during the applicable computation period. Hours of Service shall be credited to the Employee for the computation period or periods in which the duties are performed, regardless of when the Employee is paid for those duties.

1.22   Key Employee. "Key Employee" means an individual described in Code section 416(i)(1) and the regulations promulgated thereunder.

1.23 Lapse in Apache Employment. "Lapse in Apache Employment" means the period commencing on the Termination from Service Date and ending on the Reemployment Commencement Date. A Participant shall incur a one-year Lapse in Apache Employment if the Participant does not perform an Hour of Service in the 12-month period beginning on any anniversary of his or her Termination from Service Date.

1.24   Limitation Year. "Limitation Year" means the calendar year.

1.25 Non-Highly Compensated Employee. "Non-Highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

1.26 Non-Key Employee. "Non-Key Employee" means an Employee who is not a Key Employee.

1.27   Normal Retirement Age. "Normal Retirement Age" means age 65.

1.28 Participant. "Participant" means any individual with an Account balance under the Plan except beneficiaries and Alternate Payees. The term "Participant" shall also include any individual who has accrued a benefit pursuant to subsection 3.1(a), but who does not yet have an Account balance.

1.29   Period of Service. "Period of Service" means the following.

       (a) General Rule. A period commencing on an Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on his or her Termination from Service Date. A Period of Service shall also include the period between an Employee's Termination from Service Date and his or her Reemployment Commencement Date if the Employee does not incur a one-year Lapse in Apache Employment between such dates; however, the period between the first and second anniversaries of an Employee's absence from work because of parental leave (as explained in paragraph 1.37(b)(i)) shall not be included in the Employee's Period of Service. Periods of Service shall not include any period following a Participant's Termination from Service Date solely because of a severance payment of payments made to an individual with respect to his or her termination of employment.

       (b) Service Before January 1, 1997. A Period of Service shall include the Employee's service with Apache and its Affiliated Entities before January 1, 1997.

       (c) Service with Acquired Businesses. A Period of Service shall also include the Employee's service with the following companies. For purposes of this subsection, a company's "controlled group" means the company and any business treated as a single employer with such company pursuant to Code sections 414(b), 414(c), 414(m), or 414(o).

              (i) Amoco Production Company's controlled group, for an Employee who was employed by the Amoco Production Company's controlled group and who became an Employee of the Company pursuant to the provisions of that certain Stock Purchase Agreement effective June 30, 1991, between Amoco Production Company, Apache, and others.

              (ii) Hadson Energy Resources Corporation's controlled group, for an Employee who was a common-law employee of Hadson Energy Resources Corporation or Hadson Energy Limited on January 1, 1994 (which companies became part of Apache's controlled group on November 12, 1993).

              (iii) Crystal Oil Company's controlled group, for an Employee who was employed by the Crystal Oil Company's controlled group at the time he or she was hired by Apache, provided that he or she was hired by Apache within a week of December 30, 1994.

              (iv) Texaco Exploration & Production, Inc.'s controlled group, for an Employee who was employed by the Texaco Exploration & Production, Inc.'s controlled group at the time he or she was hired by Apache, provided that he or she was hired by Apache in late February or early March of 1995.

              (v) The Phoenix Resource Companies, Inc.'s controlled group, for an Employee who was employed by The Phoenix Resource Companies, Inc.'s controlled group at the time he or she was hired by Apache, provided that he or she was hired by the Company on May 20, 1996.

       (d) Lased Employee Rules. See the definition of "Employee" for a description of when a leased employee (within the meaning of Code section 414(n)) is treated as an Employee. In addition, for purposes of calculating an Employee's Period of Service once an individual has become an Employee, the individual shall be treated as an Employee for any prior period during which the individual would have been a leased employee (within the meaning of Code section 414(n)) but for the fact that his or her services were not on a substantially full-time basis or were for less than a year.

1.30 Plan Year. "Plan Year" means the 12-month period on which the records of the Plan are kept, which shall be the calendar year.

1.31 Qualified Domestic Relations Order ('QDRO'). "Qualified Domestic Relations Order ('QDRO')" means a Domestic Relations Order that creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan and with respect to which the requirements of Code section 414(p) and ERISA section 206(d)(3) are met.

1.32 Qualified Joint and Survivor Annuity ('QJSA'). "Qualified Joint and Survivor Annuity ('QJSA')" means:

       (a) For a married Participant, a QJSA is an annuity that will provide equal monthly payments to the Participant for life, and if the Participant dies before his or her Spouse, the surviving Spouse shall receive monthly payments for his or her life, with each monthly payment equal to 50% of the monthly payment that the Participant received before his or her death.

       (b) For an unmarried Participant, a QJSA is an annuity that will provide equal monthly payments to the Participant for life.

1.33 Qualified Pre-Retirement Survivor Annuity ('QPSA'). "Qualified Pre-Retirement Survivor Annuity ('QPSA')" means an annuity that will provide equal monthly payments to the surviving Spouse of a Participant, for the life of the surviving Spouse.

1.34 Reemployment Commencement Date. "Reemployment Commencement Date" means the first date following a Lapse in Apache Employment on which the Employee performs an Hour of Service.

1.35   Required Beginning Date. "Required Beginning Date" means:

       (a) Excepted as provided in subsections (b) and (c), Required Beginning Date means April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2, or (ii) the calendar year in which the Participant terminates employment with Apache and all Affiliated Entities.

       (b) For a Participant who is both an Employee and a Five-Percent Owner of Apache or an Affiliated Entity, the term "Required Beginning Date" means April 1 of the calendar year following the calendar year in which the Five-Percent Owner attains age 70 1/2. If an Employee older than 70 1/2 becomes a Five-Percent Owner, his or her Required Beginning Date shall be April 1 of the calendar year following the calendar year in which he or she becomes a Five-Percent Owner.

       (c) If a Participant is rehired after his or her Required Beginning Date, and he or she is not a Five-Percent Owner, he or she shall be treated upon rehire as if he or she has not yet had a Required Beginning Date, with the result that his or her minimum required distributions under subsection 6.4(c) will be zero until his or her new Required Beginning Date. His or her new Required Beginning Date shall be determined pursuant to subsections (a) and (b).

1.36   Rollover Contribution. "Rollover Contribution" means the following.

       (a) Direct Transfers. A Rollover Contribution includes a direct transfer to a defined contribution plan by a Covered Employee of an eligible rollover distribution from:

              (i) a qualified plan described in Code section 401(a) (including after-tax contributions),

              (ii) a qualified annuity plan described in Code section 403(a) (including after-tax contributions),

              (iii) an annuity contract described in Code section 403(b) (including after-tax contributions), or

              (iv) an eligible plan under Code section 457(b) that is maintained by an eligible employer described in Code section 457(e)(1)(A) (which generally includes state or local governments).

       (b) Regular Rollovers. A Rollover Contribution includes a contribution to a defined contribution plan by a Covered Employee of an eligible rollover distribution from:

              (i) a qualified plan described in Code section 401(a) (excluding after-tax contributions),

              (ii) a qualified annuity plan described in Code section 403(a) (excluding after-tax contributions),

              (iii) an annuity contract described in Code section 403(b) (excluding after-tax contributions), or

              (iv) an eligible plan under Code section 457(b) that is maintained by an eligible employer described in Code section 457(e)(1)(A) (which generally includes state and local governments).

       (c) Rollovers from IRAs. A Rollover Contribution includes a contribution to a defined contribution plan by a Covered Employee of the portion of a distribution from an individual retirement account or annuity described in Code section 408(a) or 408(b) that is eligible to be rolled over and that would otherwise be included in the Covered Employee's gross income.

1.37 Spouse. "Spouse" means the individual of the opposite sex to whom a Participant is lawfully married according to the laws of the state of the Participant's domicile.

1.38 Termination from Service Date. "Termination from Service Date" means the earlier of the following dates:

       (a) The last day an Employee performs services for the Company or an Affiliated Entity if the Employee quits (except as provided in paragraph (b)(iii)), is discharged, retires, or dies; or

       (b) The first anniversary of the day a former Employee is absent from the Company or Affiliated Entity for any reason other than resignation, discharge, retirement, or death (such as vacation, holiday, sickness, disability, leave of absence, or temporary lay-off), with the following exceptions:

              (i) If the former Employee is absent from the Company or Affiliated Entity because of parental leave (which includes only the pregnancy of the former Employee, the birth of the former Employee's child, the placement of a child with the former Employee in connection with adoption of such child by the former Employee, or the caring for such child immediately following birth or placement) on the first anniversary of the day the former Employee was first absent, the Termination from Service Date shall be the second anniversary of the day he or she was first absent.

              (ii) If the former Employee is absent from the Company or Affiliated Entity for more than one year because of an approved leave of absence (either with or without pay) for any reason (including, but not limited to, jury duty) and the former Employee returns to work at or prior to the expiration of his or her leave of absence, no Termination from Service Date shall occur.

              (iii) If a former Employee is absent from the Company or an Affiliated Entity because of a Disability incurred while employed by the Company or an Affiliated Entity, a Termination from Service Date shall not occur until the later of the first anniversary of his or her absence or the date he or she recovers from the Disability, regardless of whether the former Employee quits during the Disability.

1.39 Valuation Date. "Valuation Date" means the last day of each Plan Year and any other dates as specified in section 4.2 as of which the assets of the Trust Fund are valued at fair market value and as of which the increase or decrease in the net worth of the Trust Fund is allocated among the Participants' Accounts.

1.40 Year of Service. "Year of Service" means all of a Participant's Periods of Service, expressed in years, and rounded down to the next whole number.

ARTICLE II
PARTICIPATION

2.1    Participation.

       Each Covered Employee shall be eligible to participate in the Plan on the later of January 1, 1997, or the day the Employee first becomes a Covered Employee. A Covered Employee shall cease to accrue benefits in the Plan on the day he or she ceases to be a Covered Employee.

2.2    Reemployment.

       A rehired Employee shall become eligible to participate in the Plan as of the later of his or her Reemployment Commencement Date or the date he or she again becomes a Covered Employee.

2.3    Enrollment Procedure.

       Notwithstanding sections 2.1 and 2.2, a Covered Employee shall not be eligible to participate in the Plan until after completing the enrollment procedures specified by the Committee. Such enrollment procedures may, for example, require the Covered Employee to complete and sign an enrollment form or to complete a voice-response telephone enrollment. The Covered Employee shall provide the initial investment direction, the address and date of birth of the Employee, and the name, address, and date of birth of each beneficiary of the Employee, and any other information requested by the Committee. The Committee may require that the enrollment procedure be completed a certain number of days prior to the date any Company Contribution is allocated to the Covered Employee's Account.

ARTICLE III
CONTRIBUTIONS

3.1    Company Contributions.

       (a)    Company Mandatory Contributions.

              (i) General. For each Plan Year, the Company shall contribute to the Trust Fund such amount of Company Mandatory Contributions as are necessary to fund the allocations described in this subsection. The Company may elect to treat any portion of forfeitures occurring during the Plan Year as Company Mandatory Contributions, pursuant to section 5.5.

              (ii) Regular Allocation. Each "eligible Participant" shall receive an allocation of Company Mandatory Contributions equal to 6% of the eligible Participant's Compensation. For purposes of this subsection, an "eligible Participant" is a Participant who received credit for one Hour of Service as a Covered Employee during the Plan Year and who is employed by the Company or an Affiliated Entity on the last day of the Plan Year.

              (iii) Special Allocation for 1997. In addition to the allocation provided in paragraph (ii), the two eligible Participants who had the smallest "plan year compensation" (as defined below) in 1997 shall receive an additional allocation of Company Mandatory Contributions equal to 3.373% of the eligible Participant's plan year compensation. For purposes of this paragraph only, "plan year compensation" means those amounts reported for 1997 as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity and elective contributions that are not includable in the Employee's income pursuant to Code section 125 or 402(e)(3).

              (iv) Special Allocation for 1998. In addition to the allocation provided in paragraph (ii), the two eligible Participants who had the smallest "plan year compensation" (as defined below) in 1998 shall receive an additional allocation of Company Mandatory Contributions equal to 3.138% of the eligible Participant's plan year compensation in 1998. For purposes of this paragraph only, "plan year compensation" means those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity and elective contributions that are not includable in the Employee's income pursuant to Code section 125 or 402(e)(3).

              (v) Special Allocation for 1999. In addition to the allocation provided in paragraph (ii), the two eligible Participants who had the smallest "plan year compensation" (as defined below) in 1999 shall receive an additional allocation of Company Mandatory Contributions equal to 0.3364% of the eligible Participant's plan year compensation in 1999. For purposes of this paragraph only, "plan year compensation" means those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity and elective contributions that are not includable in the Employee's income pursuant to Code section 125 or 402(e)(3).

              (vi) Special Allocation for 2000. In addition to the allocation provided in paragraph (ii), the eligible Participants who had the smallest "plan year compensation" (as defined below) in 2000 shall receive an additional allocation of Company Mandatory Contributions equal to 1.83% of the eligible Participant's plan year compensation in 2000. For purposes of this paragraph only, "plan year compensation" means those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity and elective contributions that are not includable in the Employee's income pursuant to Code section 125, 132(f)(4), or 402(e)(3).

       (b)    Miscellaneous Contributions.

              (i) The Company may make additional contributions to the Plan to restore amounts forfeited from the Accounts of certain rehired Participants, pursuant to section 5.4. This additional contribution shall be required only when the forfeitures occurring during the Plan Year are insufficient to restore such forfeited amounts, as described in section 5.5.

              (ii) The Company may make additional contributions to the Plan to satisfy the minimum contribution required by section
                     11.4. The Company may elect to use any portion of forfeitures occurring during the Plan Year for this purpose, pursuant to section 5.5.

              (iii) The Company may make additional contributions to the Plan to restore the forfeited benefit of any missing individual, pursuant to section 12.12. This additional contribution shall be required only when the forfeitures occurring during the Plan Year are insufficient to restore such forfeited amounts, as described in section 5.5.

              (iv) The Company may make additional contributions to the Plan to provide make-up contributions for returning servicemen, pursuant to section 13.4.

       (c) Contributions Contingent on Deductibility. The Company Contributions for a Plan Year (excluding forfeitures and contributions pursuant to paragraph 3.1(b)(iv)) shall not exceed the amount allowable as a deduction for Apache's taxable year ending with or within the Plan Year pursuant to Code section 404. Company Contributions (excluding contributions pursuant to paragraph 3.1(b)(iv) and any special contributions pursuant to paragraphs 3.1(a)(iii) or any subsequent paragraphs in subsection 3.1(a)) shall be paid to the Trustee no later than the due date (including any extensions) for filing the Company's federal income tax return for such year. Company Contributions shall be made without regard to current or accumulated earnings and profits. The Company shall pay Company Contributions to the Trust Fund in the form of cash.

3.2    Participant Contributions.

       Participants may not contribute to this Plan. The Plan does not accept rollovers or direct transfers.

3.3    Return of Contributions.

       (a) Upon the request of the Company, the Trustee shall return to the Company, any Company Contribution made under a mistake of fact. The Trustee may not return any such contribution later than one year after the Trustee received the contribution. The amount returned shall not exceed the excess of the amount contributed (reduced to reflect any decrease in the net worth of the appropriate Accounts attributable thereto) over the amount that would have been contributed without the mistake of fact. Appropriate reductions shall be made in the Accounts of Participants to reflect the return of any contributions previously credited to such Accounts.

       (b) Upon the request of the Company, the Trustee shall return to the Company any Company Contribution that is not deductible under Code section 404. All contributions under the Plan are expressly conditioned upon their deductibility for federal income tax purposes. The amount that shall be returned shall be the excess of the amount contributed (reduced to reflect any decrease in the net worth of the appropriate Accounts attributable thereto) over the amount that would have been contributed if there had not been a mistake in determining the deduction. Appropriate reductions shall be made in the Accounts of Participants to reflect the return of any contributions previously credited to such Accounts. Any contribution conditioned on its deductibility shall be returned only if it is returned within one year after it is disallowed as a deduction.

       (c) A contribution shall be returned under subsection (a) or (b) only to the extent that its return will not reduce the Account of a Participant to an amount less than the balance that would have been credited to the Participant's Account had the contribution not been made.

       (d) All Company Contributions are conditioned on the Plan's initial qualification under Code section 401. The Trustee shall return to the Company all Company Contributions to the Plan if (i) the Company files the Plan with the IRS by the end of the time period, including extensions, for filing Apache's federal income tax return for the year in which the Plan was adopted (or the Company files the Plan by such later date as the Secretary of the Treasury may prescribe), and (ii) the Plan receives an adverse determination with respect to its initial qualification. The Trustee shall return the Company Contributions within one year of the date of the adverse determination.

3.4    Limitation on Annual Additions.

       (a) Limit. The Annual Additions to a Participant's Account(s) in this Plan and to his or her accounts in any other defined contribution plans maintained by the Company or an Affiliated Entity for any Limitation Year shall not exceed in the aggregate the lesser of
              (i) $40,000 (as adjusted by the Secretary of the Treasury), or
              (ii) 100% of the Participant's Compensation. The limit in paragraph (ii) shall not apply to any contribution for medical benefits (within the meaning of Code section 419A(f)(2)) after separation from service that is treated as an Annual Addition.

       (b)    Corrective Mechanism.

              (i) Reduction in Annual Additions. A Participant's Annual Additions shall be reduced, to the extent necessary to satisfy the foregoing limits, if the Annual Additions arose as a result of a reasonable error in estimating Compensation, as a result of the allocation of forfeitures, or as a result of other facts and circumstances as provided in the regulations under Code section 415.

              (ii) Order of Reduction, Multiple Plans. Apache also maintains the Apache Corporation 401(k) Savings Plan, a profit sharing plan containing a cash or deferred arrangement. Apache may own more than 50% of Producers Energy Marketing LLC ("ProEnergy"). When Apache's ownership of ProEnergy is above 50%, the annual additions to any qualified defined contribution plan maintained by ProEnergy will be considered Annual Additions subject to the limitation in subsection (a). The Participant's Annual Additions shall be reduced, to the extent necessary, in the following order. First, to the extent that the Annual Additions in a single plan exceed the limits of subsection (a), the Annual Additions in that plan shall be reduced, in the order specified in that plan, to the extent necessary to satisfy the limits of subsection (a). Then, if the Participant has Annual Additions in more than one plan and in the aggregate they exceed the limits of subsection (a), the Annual Additions will be reduced as follows.

                     (A) If the Participant was eligible to participate in the Non-Qualified Retirement/Savings Plan of Apache Corporation on the last day of the Plan Year in which the excess Annual Addition occurred, the Annual Additions will be reduced in the following order: the Annual Additions to this Plan; then the Annual Additions to ProEnergy's plans, in the order specified in those plans; then the Annual Additions to the Apache Corporation 401(k) Savings Plan, in the order specified in that plan.

                     (B) If the Participant was not eligible to participate in the Non-Qualified Retirement/Savings Plan of Apache Corporation on the last day of the Plan Year in which the excess Annual Addition occurred, the Annual Additions will be reduced in the following order: the Annual Additions to the Apache Corporation 401(k) Savings Plan, in the order specified in that plan; then the Annual Additions to ProEnergy's plans, in the order specified in those plans; then the Annual Additions to this Plan.

              (iii) Disposition of Excess Annual Additions. Any reduction of Company Contributions shall be placed in a suspense account in the Trust Fund and used to reduce future Company Contributions to the Plan. The following rules shall apply to such suspense account: (A) no further Company Contributions may be made if the allocation thereof would be precluded by Code section 415; (B) any increase or decrease in the net value of the Trust Fund attributable to the suspense account shall not be allocated to the suspense account, but shall be allocated to the Accounts; and (C) all amounts held in the suspense account shall be allocated as of each succeeding allocation date on which forfeitures may be allocated pursuant to section 5.5 (and may be allocated more frequently if the Committee so directs), until the suspense account is exhausted.

ARTICLE IV
INTERESTS IN THE TRUST FUND

4.1    Participants' Accounts.

       The Committee shall establish and maintain a separate Account in the name of each Participant, but the maintenance of such Accounts shall not require any segregation of assets of the Trust Fund. Each Account shall contain the Company Contributions allocated to the Participant and the increase or decrease in the net worth of the Trust Fund attributable to such contributions.

4.2    Valuation of Trust Fund.

       (a) General. The Trustee shall value the assets of the Trust Fund at least annually as of the last day of the Plan Year, and as of any other dates determined by the Committee, at their current fair market value and determine the net worth of the Trust Fund. In addition, the Committee may direct the Trustee to have a special valuation of the assets of the Trust Fund when the Committee determines, in its sole discretion, that such valuation is necessary or appropriate or in the event of unusual market fluctuations of such assets. Such special valuation shall not include any contributions made by Participants since the preceding Valuation Date, any Company Contributions for the current Plan Year, or any unallocated forfeitures. The Trustee shall allocate the expenses of the Trust Fund occurring since the preceding Valuation Date, pursuant to section 8.2, and then determine the increase or decrease in the net worth of the Trust Fund that has occurred since the preceding Valuation Date. The Trustee shall determine the share of the increase of decrease that is attributable to the non-separately accounted for portion of the Trust Fund and to any amount separately accounted for, as described in subsections (b) and (c).

       (b) Mandatory Separate Accounting. The Trustee shall separately account for (i) any individually directed investments permitted under section 8.3, and (ii) amounts subject to a Domestic Relations Order, to provide a more equitable allocation of any increase or decrease in the net worth of the Accounts.

       (c) Permissible Separate Accounting. The Trustee may separately account for the following amounts to provide a more equitable allocation of any increase or decrease in the net worth of the Trust Fund:

              (i) The distributable amount of a Participant, including any amount distributable to an Alternate Payee or to a beneficiary of a deceased Participant; and

              (ii)   Company Contributions made since the preceding Valuation
                     Date;

              (iii) Any other amounts for which separate accounting will provide a more equitable allocation of the increase or decrease in the net worth of the Trust Fund.

4.3    Allocation of Increase or Decrease in Net Worth.

       (a) The Committee shall, as of each Valuation Date, allocate the increase or decrease in the net worth of the Trust Fund that has occurred since the preceding Valuation Date between the non-separately accounted for portion of the Trust Fund and the amounts separately accounted for that are identified in subsections 4.2(b) and 4.2(c).

       (b) The increase or decrease attributable to the non-separately accounted for portion of the Trust Fund shall be allocated among the appropriate Accounts in the ratio that the dollar value of each such Account bore to the aggregate dollar value of all such Accounts on the preceding Valuation Date after all allocations and credits made as of such date had been completed.

       (c) After the allocation in subsection (b) is completed, the Committee shall allocate any amounts separately accounted for (including the increase or decrease in the net worth of the Trust Fund attributable to such amounts) to the appropriate Account.

ARTICLE V
AMOUNT OF BENEFITS

5.1    Vesting Schedule.

       (a) General Rule. Unless subsection (b) or (c) provide for faster vesting, a Participant's interest in his or her Account shall become vested in accordance with the following schedule:

                                Completed Years of Service             Vesting Percentage
                                --------------------------             ------------------
                                       Less than 1                             0%
                                            1                                 20%
                                            2                                 40%
                                            3                                 60%
                                            4                                 80%
                                        5 or more                            100%

       (b) Full Vesting in Certain Circumstances. A Participant shall have a fully vested and nonforfeitable interest in his or her Account (i) upon his or her Normal Retirement Age if he or she is an Employee on such date, (ii) upon his or her death while an Employee or while on an approved leave of absence from the Company or an Affiliated Entity, or (iii) upon his or her termination of employment with the Company or an Affiliated Entity because of a Disability.

       (c) Change of Control. The Accounts of all Participants shall be fully vested as of the effective date of a "change in control." For purposes of this subsection, a "change of control" shall mean the event occurring when a person, partnership, or corporation, together with all persons, partnerships, or corporations acting in concert with each person, partnership, or corporation, or any or all of them, acquires more than 20% of Apache's outstanding voting securities; provided that a change of control shall not occur if such persons, partnerships, or corporations acquiring more than 20% of Apache's voting securities is solicited to do so by Apache's board of directors, upon its own initiative, and such persons, partnerships, or corporations have not previously proposed to acquire more than 20% of Apache's voting securities in an unsolicited offer made either to Apache's board of directors or directly to the stockholders of Apache.

5.2    Forfeitures.

       (a) Notwithstanding the vesting rules of section 5.1, Annual Additions to a Participant's Accounts and any increase or decrease in the net worth of the Participant's Accounts attributable to such Annual Additions may be reduced to satisfy the limits described in section 3.4. Any reduction shall be allocated as specified in section 3.4.

       (b) Notwithstanding the vesting rules of section 5.1, a missing individual's vested Accounts may be forfeited as of the last day of any Plan Year, as provided in section 12.12. Any such forfeiture shall be allocated as specified in section 5.5.

       (c) A Participant's non-vested interest in his or her Account shall be forfeited at the end of the Plan Year in which the Participant terminates employment. Any such forfeiture shall be allocated as specified in section 5.5.

5.3    Restoration of Forfeitures.

       (a)    The forfeiture of a missing individual's Account, as described in section 12.12, shall be restored to such individual if the individual makes a claim for such amount.

       (b) If a Participant is rehired before incurring five-consecutive one-year Lapses in Apache Employment, and the Participant has received a distribution of his or her entire vested interest in his or her Account (with the result that the Participant forfeited his or her non-vested interest in such Account), then the exact amount of the forfeiture shall be restored to the Participant's Account. All the rights, benefits, and features available to the Participant when the forfeiture occurred shall be available with respect to the restored forfeiture.

       (c) If a Participant who is rehired before incurring five consecutive one-year Lapses in Apache Employment has his or her Accounts restored as above provided, and again terminates employment prior to becoming fully vested in his or her Account, the vested portion of his or her Account shall be determined by applying the vested percentage determined under section 5.1 to the sum of (A) and (B), then subtracting (B) from such sum, where: (A) is the value of the Participant's Account as of the Valuation Date immediately following his or her most recent termination of employment; and
              (B) is the amount previously distributed to the Participant on account of the prior termination of employment.

       (d) If a Participant is rehired after having incurred five consecutive one-year Lapses in Apache Employment, then no amount forfeited from his or her Account shall be restored to that Account.

5.4    Method of Forfeiture Restoration.

       Forfeitures that are restored pursuant to section 5.3 shall be accomplished by an allocation of the forfeitures occurring during the Plan Year, pursuant to section 5.5, or if such forfeitures are insufficient, by a special Company Contribution, pursuant to paragraph 3.1(b)(i).

5.5    Allocation of Forfeitures.

       The forfeitures that occur during a Plan Year shall be allocated first to restore the forfeited portions of the Accounts of reemployed Participants described in section 5.3. Any remaining forfeitures shall be used to pay those expenses of the Plan that are properly payable from the Trust Fund or to reduce any type(s) of Company Contributions for the Plan Year in which the forfeiture occurred. Apache shall decide, on behalf of each employer, the amount and type(s) of Company Contributions or Plan expenses the forfeitures shall reduce.

5.6    Credits for Pre-Lapse Service.

       (a)    Company Contributions Made After Reemployment.

              (i) A Participant who is vested in any portion of his or her Account, who incurs a one-year Lapse in Apache Employment, and who is thereafter reemployed, shall receive credit for vesting purposes for Years of Service prior to a one-year Lapse in Apache Employment upon completing a Year of Service after such one-year Lapse in Apache Employment.

              (ii) A Participant who is not vested in any portion of his or her Account, who incurs a one-year Lapse in Apache Employment, and who is thereafter reemployed, shall receive credit for vesting purposes for Years of Service prior to a one-year Lapse in Apache Employment only if (A) the Participant completes a Year of Service after such Lapse in Apache Employment, and (B) the number of consecutive one-year Lapses in Apache Employment is less than the greater of five or the aggregate number of Years of Service before such lapse.

       (b) Company Contributions Made Prior to Termination. Years of Service after a Participant has incurred five consecutive one-year Lapses in Apache Employment shall be disregarded in determining the vested percentage in a Participant's Account at the time of the lapse.

5.7    Transfers - Portability.

       If any other employer adopts this or a similar money purchase pension plan and enters into a reciprocal agreement with the Company that provides that (a) the transfer of a Participant from such employer to the Company (or vice versa) shall not be deemed a termination of employment for purposes of the plans, and (b) service with either or both employers shall be credited for purposes of vesting under both plans, then the transferred Participant's Account shall be unaffected by the transfer, except, if deemed advisable by the Committee, it may be transferred to the trustee of the other plan.

5.8    Reemployment - Separate Account.

       A rehired Participant shall have two Accounts, an "old" Account for the contributions from his or her earlier episode of employment, and a "new" Account for his or her later episode of employment. The vested percentage applicable to such Accounts shall be determined pursuant to sections 5.1 and 5.6, unless an amount was distributed from the old Account before the Participant was rehired, in which case the vested percentage of the old Account, after any forfeiture has been restored to it, shall be determined pursuant to subsection 5.3(c). If a Participant becomes fully vested in both the old and the new Accounts, they shall be merged into a single Account.

ARTICLE VI
DISTRIBUTION OF BENEFITS

6.1    Beneficiaries.

       (a) Designating Beneficiaries. Each Account Owner shall file with the Committee a designation of the beneficiaries and contingent beneficiaries to whom the distributable amount (determined pursuant to section 6.2) shall be paid in the event of the Account Owner's death. In the absence of an effective beneficiary designation as to any portion of the distributable amount after a Participant dies, such amount shall be paid to the Participant's surviving Spouse, or, if none, to his or her estate. In the absence of an effective beneficiary designation as to any portion of the distributable amount after any non-Participant Account Owner dies, such amount shall be paid to the Account Owner's estate. The Account Owner may change a beneficiary designation at any time and without the consent of any previously designated beneficiary.

       (b) Special Rule for Married Participants. If the Account Owner is a married Participant, his or her Spouse shall be the sole beneficiary unless the Spouse has consented to the designation of a different beneficiary. To be effective, the Spouse's consent must be in writing, witnessed by a notary public, and filed with the Committee. The Spouse must also consent to waive the QPSA with respect to the benefits payable to another beneficiary, as described in subsection (c). The Spouse cannot revoke his or her consent to waive the QPSA. Any spousal consent shall be effective only as to the Spouse who signed the consent.

       (c)    Waiver of QPSA.

              (i) General. In order for the QPSA to be waived, the Participant must be provided with an explanation of the QPSA and then elect to waive the QPSA (which the Participant may do by naming a beneficiary other than his or her Spouse) and the Spouse must consent to the Participant's election.

              (ii) Spouse's Consent. The Spouse's consent must be in writing. The Spouse's signature must be witnessed by a Committee member of by a notary public. The Spouse must acknowledge the effect of the consent. The Spouse may limit his or her consent to a specific beneficiary or may allow the

                     Participant to thereafter designate a different beneficiary. The Spouse may limit his or her consent to a specific form of benefit. (The Spouse's consent is not needed if the Spouse cannot be located or in certain other special circumstances identified in IRS guidance.)

              (iii) Timing of Waiver. The Participant may waive the QPSA, or revoke the QPSA waiver, at any time; however, if the Participant elects to waive the QPSA, with the consent of his or her Spouse, before the first day of the Plan Year in which the Participant attains age 35, the waiver shall become invalid on the first day of the Plan Year in which the Participant attains age 35.

              (iv) Explanation. The Committee shall provide the Participant with a written explanation that describes the terms and conditions of the QPSA, the Participant's right to choose another beneficiary, the rights of the Participant's Spouse to insist upon a QPSA, and the Participant's right to revoke his or her election. The written explanation must be provided within the following time limits. If the Participant terminates employment prior to age 35, the explanation must be provided within the period beginning one year before and ending one year after the termination of employment. If the Participant terminates employment on or after age 35, the explanation must be provided within the one of the following periods (whichever period ends last): (i) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34; (ii) the period beginning one year before, and ending one year after, the Participant first becomes eligible to participate in the Plan; and
                     (iii) the period beginning one year before, and ending one year after, a married Participant is fully or partially vested in his or her Account (which will normally occur either when the Participant gets married or when the Participant completes one Year of Service).

       (d) Special Rule for Divorces. If an Account Owner has designated his or her spouse as a primary or contingent beneficiary, and the Account Owner and spouse later divorce (or their marriage is annulled), then the former spouse will be treated as having pre-deceased the Account Owner for purposes of interpreting a beneficiary designation form completed prior to the divorce or annulment. This subsection 6.1(d) will apply only if the Committee is informed of the divorce or annulment before payment to the former spouse is authorized.

       (e) Disclaimers. Any individual or legal entity who is a beneficiary may disclaim all or any portion of his or her interest in the Plan, provided that the disclaimer satisfies the requirements of Code section 2518(b) and applicable state law. The legal guardian of a minor or legally incompetent person may disclaim for such person. The personal representative (or the individual or legal entity acting in the capacity of the personal representative according to applicable state law) may disclaim on behalf of a beneficiary who has died. The amount disclaimed shall be distributed as if the disclaimant had predeceased the individual whose death caused the disclaimant to become a beneficiary.

6.2    Distributable Amount.

       The distributable amount of a Participant's Account is the vested portion of the Account, reduced by any amount that is payable to an Alternate Payee pursuant to section 12.9. Furthermore, the Committee shall temporarily suspend or limit distributions (by reducing the distributable amount), as explained in subsections 12.9(e) and 12.9(h), (a) when the Committee is informed that a QDRO affecting the Participant's Accounts is in process or may be in process, or (b) while the Committee believes that the Plan may have a cause of action against the Participant.

6.3    Manner of Distribution.

       (a) Participants. This subsection shall apply to distributions to Participants.

              (i) Form of Distribution. The distributable amount shall be paid in the form of either a single payment or a QJSA, except that a distribution of a small account under subsection 6.4(d) shall be paid in the form of a single payment. The distribution to a Participant shall be in the form of a QJSA unless the Participant elects a single payment and, if the Participant is married, his or her Spouse consents to the single payment.

              (ii)   Consent of Participant and Spouse.

                     (A) General. Except as provided in subparagraph (B), a distribution shall not be made unless the Participant consents to the timing of the distribution. If the Participant is married and chooses a single payment, the Participant's Spouse must consent to both the form of payment and the time of the payment, except as provided in subparagraph (B).

                     (B) Exceptions to General Rule. The consent of the Participant is not required, nor is the consent of a married Participant's Spouse required, for distributions of small amounts pursuant to subsection 6.4(d) or for the distribution of an annuity upon the Participant's Required Beginning Date, as described in subsection 6.4(c).

              (iii) Method of Spouse's Consent. The consent of a Participant's Spouse must be in writing. The consent is not valid unless the Committee has provided the written explanation described in paragraph (iv). The Spouse must acknowledge the affect of his or her consent. The Spouse's consent must be witnessed by a Committee member or by a notary public. The Spouse may limit his or her consent to a specific beneficiary or may allow the Participant to thereafter designate a different beneficiary. The Spouse may limit his or her consent to a specific form of benefit. (The Spouse's consent is not needed if the Spouse cannot be located or in certain other special circumstances identified in IRS guidance.)

              (iv)   Distribution Procedure.

                     (A) General. The Committee shall provide the Participant with a written explanation that contains the information required by the Code and Treasury Regulations, as explained in subparagraph (B). The timing of the explanation, the consent, and the distribution are discussed in subparagraph (C). The Participant may revoke his or her election at any time before the distribution is processed.

                     (B) Contents of Explanation. The information in the explanation shall include, at a minimum, the terms and conditions of the QJSA, the Participant's right to elect a single payment in lieu of a QJSA, the effect of the Participant electing a single payment in lieu of a QJSA, the right of the Participant's Spouse to insist upon a QJSA, and the Participant's right to revoke his or her distribution election.

                     (C) Timing. The explanation shall be provided no more than 90 days before the annuity starting date. The explanation shall be provided no fewer than 30 days before the annuity starting date, unless all the following conditions are satisfied (1) the Participant affirmatively elects a single sum distribution (and the Participant's Spouse, if any, consents), (2) the explanation mentions that the Participant has a right to at least 30 days to consider whether to waive the QJSA and consent to a single sum, and (3) the Participant is permitted to revoke an affirmative distribution election until the annuity starting date (or, if later, the 8th day after the Participant is provided with the explanation).

                     (D) Annuity Starting Date. The annuity starting date, for a single sum payment, is the date the payment is processed, which may be any business day. The annuity starting date for a QJSA is the day as of which the annuity payments begin. The annuity starting date for an annuity must be the first day of a month, must occur on or after the Participant's termination of employment or 65th birthday, must occur after the date the explanation is provided, but may precede the date the Participant provides any affirmative distribution election. In any event, the first payment from the annuity shall not precede the 8th day after the explanation is provided.

       (b) Beneficiaries. The distributable amount that is left to a beneficiary shall be paid, at the election of the beneficiary, in the form of a single payment, installments (for non-Spouse beneficiaries), or an annuity (for Spouse beneficiaries), as described in subsection 6.4(e).

       (c) Alternate Payees. If the Alternate Payee is not the Participant's Spouse or former spouse, the amount assigned to the Alternate Payee shall be paid in the form of a single payment. If the Alternate Payee is the Participant's Spouse or former spouse, then unless the next sentence applies, the amount assigned to an Alternate Payee shall be paid, at the election of the Alternate Payee or as specified in the QDRO, in the form of either a single payment or an annuity for the life of the Alternate Payee. If the amount assigned to the Alternate Payee is $5,000 or less (calculated in accordance with the applicable Treasury regulations), then the Alternate Payee shall receive a single sum distribution.

       (d) Annuities. If the distribution is to be in the form of an annuity, the Plan shall purchase an annuity contract that satisfies the requirements specified in the Plan and in Code sections 401(a)(11) and 417, and shall distribute such contract to the distributee. The payments under an annuity shall begin as soon as administratively practicable after the annuity contract is distributed. The payments shall remain constant for the duration of the annuity, except for a QJSA where the Spouse outlives the Participant, in which case the payments are halved when the Participant dies.

6.4    Time of Distribution.

       (a) Earliest Date of Distribution. Unless an earlier distribution is permitted by subsection (b) or required by subsection (c), the earliest date that a Participant may elect to receive a distribution is as follows.

              (i) Termination of Employment or Disability. A Participant may elect to receive a distribution as soon as practicable after he or she terminates employment or incurs a Disability.

              (ii) During Employment. A Participant may obtain a distribution while an Employee only if he or she has attained Normal Retirement Age. After Normal Retirement Age, and while an Employee, the Participant may withdraw all or any portion of his or her Account. The minimum withdrawal shall be $1,000 or, if less, the balance of the Account. Only two withdrawals are permitted each Plan Year under this paragraph. After an Employee's Required Beginning Date, subsection (c) shall apply instead of this paragraph.

       (b) Alternate Earliest Date of Distribution. Notwithstanding subsection (a), unless a Participant elects otherwise, his or her distribution shall commence no later than 60 days after the close of the latest of: (i) the Plan Year in which the Participant attains Normal Retirement Age; (ii) the Plan Year in which occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; and (iii) the Plan Year in which the Participant terminates employment with the Company and Affiliated Entities. If a Participant does not affirmatively elect a distribution, he or she shall be deemed to have elected to defer the distribution to a date later than that specified in the preceding sentence.

       (c) Latest Date of Distribution. The entire distributable amount shall be distributed to a Participant (i) in a single payment not later than the Required Beginning Date, or (ii) in the form of an annuity with payments beginning no later than the Required Beginning Date. The terms of the annuity shall comply with the applicable Treasury Regulations. The payment will be in the form of an annuity unless the Participant elects a single payment and, if the Participant is married, his or her Spouse consents to the single payment.

       (d) Small Amounts. If the value of the nonforfeitable portion of a Participant's Account is $5,000 or less at any time after the Participant's termination of employment, then the Participant shall receive a single payment of the distributable amount as soon as administratively practicable, provided that the value is $5,000 or less when the distribution is processed. The Committee may elect to check the value of the Participant's Accounts on an occasional (rather than a daily) basis, to determine whether to apply the provisions of this subsection.

       (e)    Distribution Upon Participant's Death.

              (i) Small Accounts. If the value of the nonforfeitable portion of a Participant's Account is $5,000 or less at any time after the Participant's death and before any beneficiary elects to receive a distribution under this subsection, then the beneficiary or beneficiaries shall each receive a single payment of each one's distributable amount as soon as administratively practicable, provided that the aggregate value is $5,000 or less when the distribution is processed. The Committee may elect to check the value of the Participants' Accounts on an occasional (rather than a daily) basis to determine whether to apply the provisions of this subsection.

              (ii) Larger Accounts. If paragraph (i) does not apply, then each beneficiary may elect to have his or her distributable amount distributed at any time after the Participant's death, within the following guidelines. The forms of permitted distribution are a lump sum, annual installments, and for Spouse beneficiaries only, a QPSA. No distribution shall be processed until the beneficiary's identity as a beneficiary is established. The entire distributable amount shall be distributed by the last day of the calendar year containing the fifth anniversary of the Participant's death; if a Spouse beneficiary elects a QPSA, the annuity contract shall be distributed by the last day of the calendar year containing the fifth anniversary of the Participant's death. A beneficiary who elects installments may elect to accelerate any or all remaining payments. In addition, if the Participant was a Five-Percent Owner who began to receive the minimum required distributions under paragraph (c)(ii), the distribution to each beneficiary must be made at least as rapidly as required by the method used to calculate the minimum required distributions that was in effect when the Five-Percent Owner died.

       (f) Alternate Payee. Distributions to Alternate Payees and their beneficiaries shall be made as specified in section 12.9.

6.5    Direct Rollover Election.

       (a) General Rule. A Participant, an Alternate Payee who is the Spouse or former Spouse of the Participant, or a surviving Spouse of a deceased Participant (collectively, the "distributee") may direct the Trustee to pay all or any portion of his "eligible rollover distribution" to an "eligible retirement plan" in a "direct rollover." This direct rollover option is not available to other Account Owners (non-Spouse beneficiaries and Alternate Payees who are not the Spouse or former Spouse of the Participant). Within a reasonable period of time before an eligible rollover distribution, the Committee shall inform the distributee of this direct rollover option, the appropriate withholding rules, other rollover options, the options regarding income taxation, and any other information required by Code section 402(f). The distributee may waive the usual 30-day waiting period before receiving a distribution, and elect to receive his distribution as soon as administratively practicable after completing and filing his distribution election.

       (b) Definition of Eligible Rollover Distribution. An eligible rollover distribution is any distribution or in-service withdrawal other than (i) distributions required under Code section 401(a)(9), (ii) distributions of amounts that have already been subject to federal income tax (such as defaulted loans or after-tax voluntary contributions), other than a direct transfer to (A) another retirement plan that meets the requirements of Code sections 401(a) or 403(a), or (B) an individual retirement account or annuity described in Code section 408(a) or 408(b), (iii) installment payments in a series of substantially equal payments made at least annually and (A) made over a specified period of ten or more years, (B) made for the life or life expectancy of the distributee, or (C) made for the joint life or joint life expectancy of the distributee and his designated beneficiary, (iv) a distribution to satisfy the limits of Code section 415 or 402(g), or (v) any other actual or deemed distribution specified in the regulations issued under Code section 402(c).

       (c) Definition of Eligible Retirement Plan. An eligible retirement plan is an individual retirement account or annuity described in Code section 408(a) or 408(b), an annuity plan described in Code section 403(a), an annuity contract described in Code section 403(b), an eligible plan under Code section 457(b) that is maintained by an eligible employer described in Code section 457(e)(1)(A) (which generally includes state and local governments), or the qualified trust of a defined contribution plan described in Code section 401(a), that accepts eligible rollover distributions.

       (d) Definition of Direct Rollover. A direct rollover is a payment by the Trustee to the eligible retirement plan specified by the distributee.

ARTICLE VII
ALLOCATION OF RESPONSIBILITIES - NAMED FIDUCIARIES

7.1    No Joint Fiduciary Responsibilities.

       Trustee(s) and the Committee shall be the named fiduciaries under the Plan and Trust agreement and shall be the only named fiduciaries thereunder. The fiduciaries shall have only the responsibilities specifically allocated to them herein or in the Trust agreement. Such allocations are intended to be mutually exclusive and there shall be no sharing of fiduciary responsibilities. Whenever one named fiduciary is required by the Plan or Trust agreement to follow the directions of another named fiduciary, the two named fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the named fiduciary giving the directions shall be deemed his or her sole responsibility, and the responsibility of the named fiduciary receiving those directions shall be to follow them insofar as the instructions are on their face proper under applicable law.

7.2    The Company.

       The Company shall be responsible for: (a) making Company Contributions;
       (b) certifying to the Trustee the names and specimen signatures of the members of the Committee acting from time to time; (c) keeping accurate books and records with respect to its Employees and the appropriate components of each Employee's Compensation and furnishing such data to the Committee; (d) selecting agents and fiduciaries to operate and administer the Plan and Trust; (e) appointing an investment manager if it determines that one should be appointed; and (f) reviewing periodically the performance of such agents, managers, and fiduciaries.

7.3    The Trustee.

       The Trustee shall be responsible for: (a) the investment of the Trust Fund to the extent and in the manner provided in the Trust agreement; (b) the custody and preservation of Trust assets delivered to it; and (c) the payment of such amounts from the Trust Fund as the Committee shall direct.

7.4    The Committee - Plan Administrator.

       The Board of Directors of Apache (the "Board") shall appoint an administrative Committee consisting of no fewer than three individuals who may be, but need not be, Participants, officers, directors, or Employees of the Company. If the Board does not appoint a Committee, Apache shall act as the Committee under the Plan. The members of the Committee shall hold office at the pleasure of the Board and shall service without compensation. The Committee shall be the "Plan administrator" as defined in section 3(16)(A) of ERISA. It shall be responsible for establishing and implementing a funding policy consistent with the objectives of the Plan and with the requirements of ERISA. This responsibility shall include establishing (and revising as necessary) short-term and long-term goals and requirements pertaining to the financial condition of the Plan, communicating such goals and requirements to the persons responsible for the various aspects of the Plan operations, and monitoring periodically the implementation of such goals and requirements.

7.5    Committee to Construe Plan.

       (a) The Committee shall administer the Plan and shall have all discretion, power, and authority necessary for that purpose, including, but not by way of limitation, the full and absolute discretion and power to interpret the Plan, to determine the eligibility, status, and rights of all individuals under the Plan, and in general to decide any dispute and all questions arising in connection with the Plan. The Committee shall direct the Trustee concerning all distributions from the Trust Fund, including the purchase of annuity contracts, in accordance with the provisions of the Plan, and shall have such other powers in the administration of the Trust Fund as may be conferred upon it by the Trust agreement. The Committee shall maintain all Plan records except records of the Trust Fund.

       (b) The Committee may adjust the Account of any Participant, in order to correct errors and rectify omissions, in such manner as the Committee believes will best result in the equitable and nondiscriminatory administration of the Plan.

7.6    Organization of Committee.

       The Committee shall adopt such rules as it deems desirable for the conduct of its affairs and for the administration of the Plan. It may appoint agents (who need not be members of the Committee) to whom it may delegate such powers as it deems appropriate, except that the Committee shall determine any dispute. The Committee may make its determinations with or without meetings. It may authorize one or more of its members or agents to sign instructions, notices, and determinations on its behalf. The action of a majority of the Committee shall constitute the action of the Committee.

7.7    Interested Committee Members.

       If a Committee decision or action affects a small number of Participants including a Committee member, then such Committee member shall not participate in the Committee decision or action. The action of a majority of the disinterested Committee members shall constitute the action of the Committee.

7.8    Agent for Process.

       Apache's Vice President, General Counsel, and Secretary shall be the agents of the Plan for service of all process.

7.9    Indemnification of Committee Members.

       The Company shall indemnify and hold the members of the Committee, and each of them, harmless from the effects and consequences of their acts, omissions, and conduct in their official capacities, except to the extent that the effects and consequences thereof shall result from their own willful misconduct, breach of good faith, or gross negligence in the performance of their duties. The foregoing right of indemnification shall not be exclusive of the rights to which each such member may be entitled as a matter of law.

7.10   Conclusiveness of Action.

       Any action taken by the Committee on matters within the discretion of the Committee shall be conclusive, final and binding upon all participants in the Plan and upon all persons claiming any rights hereunder, including Alternate Payees and beneficiaries.

7.11   Payment of Expenses.

       The members of the Committee shall serve without compensation but the Company shall pay their reasonable expenses. The compensation or fees of accountants, counsel, and other specialists and any other costs of administering the Plan or Trust Fund may be charged to the Trust Fund, to the extent permissible under the provisions of ERISA.

ARTICLE VIII
TRUST AGREEMENT - INVESTMENTS

8.1    Trust Agreement.

       Apache has entered into a Trust agreement to provide for the holding, investment, and administration of the funds of the Plan. The Trust agreement shall be part of the Plan, and the rights and duties of any individual under the Plan shall be subject to all terms and provisions of the Trust agreement.

8.2    Expenses of Trust.

       (a) Except as provided in subsection (b) below, (i) all taxes upon or in respect of the Trust shall be paid by the Trustee out of the Trust assets, and all expenses of administering the Plan and Trust shall be paid out of the Trust assets, to the extent permitted by law and to the extent such taxes and expenses are not paid by the Company or the Account Owner, and (ii) the Committee shall have full discretion to determine how to allocate taxes and expenses among Accounts. No fiduciary shall receive any compensation for services rendered to the Plan if the fiduciary is being compensated on a full time basis by the Company.

       (b) To the extent not paid by the Company, all expenses of individually directed transactions in Trust assets, including without limitation the Trustee's transaction fee, brokerage commissions, transfer taxes, interest on insurance policy loans, and any taxes and penalties that may be imposed as a result of an individual's investment direction, shall be assessed against the Account of the Account Owner directing such transactions.

8.3    Investments.

       (a) Section 404(c) Plan. The Plan is intended to be a plan described in ERISA section 404(c). To the extent that an Account Owner exercises control over the investment of his or her Accounts, no person who is a fiduciary shall be liable for any loss, or by reason of any breach, that is the direct and necessary result of the Account Owner's exercise of control.

       (b) Directed Investments. Accounts shall be invested, upon the written or telephone voice-response direction of each Account Owner, in any one or more of a series of investment funds designated by the Committee from time to time. The funds available for investment and the principal features thereof, including a general description of the investment objectives, the risk and return characteristics, and the type and diversification of the investment portfolio of each fund, shall be communicated to the Account Owners in the Plan from time to time. Any changes in such funds shall be immediately communicated to all Account Owners.

       (c) Absence of Directions. To the extent that an Account Owner fails to affirmatively direct the investment of his or her Accounts, the Committee shall direct the Trustee in writing concerning the investment of such Accounts. The Committee shall act by majority vote. Any dissenting member of the Committee shall, having registered his or her dissent in writing, thereafter cooperate to the extent necessary to implement the decision of the Committee.

       (d) Change in Investment Directions. Account Owners may change their investment directions, with respect to the investment of new contributions and with respect to the investment of existing amounts allocated to Accounts, on any business day. The Committee shall establish procedures for giving investment directions, which shall be in writing and communicated to Account Owners.

ARTICLE IX
TERMINATION AND AMENDMENT

9.1    Termination of Plan or Discontinuance of Contributions.

       Apache expects to continue the Plan indefinitely, but the continuance of the Plan and the payment of contributions are not assumed as contractual obligations. Apache may terminate the Plan or discontinue contributions at any time. Upon the termination of the Plan, each Participant's Account shall become fully vested. Upon the partial termination of the Plan, the Accounts of all affected Participants shall become fully vested. The only Participants who are affected by a partial termination are those whose employment with the Company or Affiliated Entity is terminated as a result of the corporate event causing the partial termination; Employees terminated for cause and those who leave voluntarily are not affected by a partial termination.

9.2    Allocations upon Termination.

       Upon the termination or partial termination of the Plan, the Committee shall promptly notify the Trustee of such termination. The Trustee shall promptly determine, in the manner prescribed in section 4.2, the net worth of the Trust Fund. The Trustee shall advise the Committee of any increase or decrease in such net worth that has occurred since the preceding Valuation Date. The Committee shall allocate, in the manner described in section 4.3, among the remaining Plan Accounts, in the manner described in Articles III, IV, and V, any Company Contributions or forfeitures occurring since the preceding Valuation Date.

9.3    Procedure Upon Termination of Plan.

       If the Plan has been terminated or partially terminated, then, after the allocations required under section 9.2 have been completed, the Trustee shall distribute or transfer the Accounts of affected Employees as follows.

       (a) If the affected Employee's Account has an aggregate value of $5,000 or less (calculated in accordance with applicable Treasury regulations), then the Trustee shall distribute the Employee's Account to the Employee in a single payment.

       (b) If the affected Employee's Account has a value of more than $5,000 (calculated in accordance with applicable Treasury regulations), then the Trustee shall distribute the Employee's Account to the Employee in either a single payment or a QJSA.

       (c) In lieu of distributing Accounts under subsection (a) or (b), the Company may direct the Trustee to transfer the Employee's Account to another qualified defined contribution plan maintained by the Company or an Affiliated Entity.

       Any distribution or transfer made pursuant to this section shall be in cash. After all such distributions or transfers have been made, the Trustee shall be discharged from all obligation under the Trust; no Participant, Spouse, Alternate Payee, or beneficiary who has received any such distribution, or for whom any such transfer has been made, shall have any further right or claim under the Plan or Trust.

9.4    Amendment by Apache.

       Apache may at any time amend the Plan in any respect, without prior notice, subject to the following limitations. No amendment shall be made that would have the effect of vesting in the Company any part of the Trust Fund or of diverting any part of the Trust Fund to purposes other than for the exclusive benefit of Account Owners. The rights of any Account Owner with respect to contributions previously made shall not be adversely affected by any amendment. No amendment shall reduce or restrict, either directly or indirectly, the accrued benefit (within the meaning of Code section 411(d)(6)) of any Account Owner before the amendment, except as permitted by the Internal Revenue Service.

       If the vesting schedule is amended, each Participant with at least three Years of Service may elect, within the period specified in the following sentence after the adoption of the amendment, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of: (a) 60 days after the amendment is adopted; (b) 60 days after the amendment becomes effective; or (c) 60 days after the Participant is issued written notice of the amendment by the Company or Committee. Furthermore, no amendment shall decrease the nonforfeitable percentage, measured as of the later of the date the amendment is adopted or effective, of any Account Owner's Account.

       Each amendment shall be in writing. Each amendment shall be approved by Apache's Board of Directors (the "Board") or by an officer of Apache who is authorized by the Board to amend the Plan. Each amendment shall be executed by an officer of Apache to whom the Board has delegated the authority to execute the amendment.

ARTICLE X
PLAN ADOPTION BY AFFILIATED ENTITIES

10.1   Adoption of Plan.

       Apache may permit any Affiliated Entity to adopt the Plan and Trust for its Employees. Thereafter, such Affiliated Entity shall deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan and Trust.

10.2   Agent of Affiliated Entity.

       By becoming a party to the Plan, each Affiliated Entity appoints Apache as its agent with authority to act for the Affiliated Entity in all transactions in which Apache believes such agency will facilitate the administration of the Plan. Apache shall have the sole authority to amend and terminate the Plan.

10.3   Disaffiliation and Withdrawal from Plan.

       (a) Disaffiliation. Any Affiliated Entity that has adopted the Plan and thereafter ceases for any reason to be an Affiliated Entity shall forthwith cease to be a party to the Plan.

       (b) Withdrawal. Any Affiliated Entity may, by appropriate action and written notice thereof to Apache, provide for the discontinuance of its participation in the Plan. Such withdrawal from the Plan shall not be effective until the end of the Plan Year.

10.4   Effect of Disaffiliation or Withdrawal.

       If at the time of disaffiliation or withdrawal, the disaffiliating or withdrawing entity, by appropriate action, adopts a substantially identical plan that provides for direct transfers from this Plan, then, as to employees of such entity, no plan termination shall have occurred; the new plan shall be deemed a continuation of this Plan for such employees. In such case, the Trustee shall transfer to the trustee of the new plan all of the assets held for the benefit of employees of the disaffiliating or withdrawing entity, and no forfeitures or acceleration of vesting shall occur solely by reason of such action. Such payment shall operate as a complete discharge of the Trustee, and of all organizations except the disaffiliating or withdrawing entity, of all obligations under this Plan to employees of the disaffiliating or withdrawing entity and to their beneficiaries. A new plan shall not be deemed substantially identical to this Plan if it provides slower vesting than this Plan. Nothing in this section shall authorize the divesting of any vested portion of a Participant's Account.

10.5   Distribution Upon Disaffiliation or Withdrawal.

       (a) Disaffiliation. If an entity disaffiliates from Apache and the provisions of section 10.4 are not followed, then the following rules apply to the Account of employees of the disaffiliating entity. If the disaffiliating entity maintains a defined contribution plan, and that plan will accept a direct transfer from this Plan, the Company may direct the Trustee to transfer the employee's Account to the other plan. Otherwise, the employee's Account shall remain in this Plan, and Article VI will govern the distribution of such Account.

       (b) Withdrawal. If an Affiliated Entity withdraws from the Plan and the provisions of section 10.4 are not followed, then the following rules apply to the Accounts of Employees of the withdrawing entity. If the withdrawing entity maintains a defined contribution plan, and that plan will accept a direct transfer from this Plan, the Company may direct the Trustee to transfer the Employee's Account to the other plan. Otherwise, the Employee's Account shall remain in this Plan, and Article VI will govern the distribution of such Account.

ARTICLE XI
TOP-HEAVY PROVISIONS

11.1   Application of Top-Heavy Provisions.

       The provisions of this Article XII shall be applicable only if the Plan becomes "top-heavy" as defined below for any Plan Year. If the Plan becomes "top-heavy" as of the Determination Date for a Plan Year, the provisions of this Article XII shall apply to the Plan effective as of the first day of such Plan Year and shall continue to apply to the Plan until the Plan ceases to be "top-heavy" or until the Plan is terminated or otherwise amended.

11.2   Determination of Top-Heavy Status.

       The Plan shall be considered "top-heavy" for a Plan Year if, as of the Determination Date for that Plan Year, the aggregate of the Account balances (as calculated according to the regulations under Code section
       416) of Key Employees under this Plan (and under all other plans required or permitted to be aggregated with this Plan) exceeds 60% of the aggregate of the Account balances (as calculated according to the regulations under Code section 416) in this Plan (and under all other plans required or permitted to be aggregated with this Plan) of all current Employees and all former Employees who terminated employment within one year of the Determination Date. This ratio shall be referred to as the "top-heavy ratio." For purposes of determining the account balance of any Participant, (a) the balance shall be determined as of the Determination Date, (b) the balance shall also include any distributions to the Participant during the one-year period ending on the Determination Date, and (c) the balance shall also include, for distributions made for a reason other than separation from service or death or disability, any distributions to the Participant during the five-year period ending on the Determination Date. The Account balances of a Participant who had once been a Key Employee, but who is not a Key Employee during the Plan Year, shall not be taken into account. The following plans must be aggregated with this Plan for the top-heavy test: (a) a qualified plan maintained by the Company or an Affiliated Entity in which a Key Employee participated during this Plan Year or during the previous four Plan Years and (b) any other qualified plan maintained by the Company or an Affiliated Entity that enables this Plan or any plan described in clause
       (a) to meet the requirements of Code sections 401(a)(4) or 410. The following plans may be aggregated with this Plan for the top-heavy test: any qualified plan maintained by the Company or an Affiliated Entity that, in combination with the Plan or any plan required to be aggregated with this Plan when testing this Plan for top-heaviness, would satisfy the requirements of Code sections 401(a)(4) and 410. If one or more of the plans required or permitted to be aggregated with this Plan is a defined benefit plan, a Participant's "account balance" shall mean the present value of the Participant's accrued benefit. If the aggregation group includes more than one defined benefit plan, the same actuarial assumptions shall be used with respect to each such defined benefit plan. The foregoing top-heavy ratio shall be computed in accordance with the provisions of Code section 416(g), together with the regulations and rulings thereunder.

11.3   Special Vesting Rule.

       Unless section 5.1 provides for faster vesting, the amount credited to the Participant's Account shall vest in accordance with the following schedule during any top-heavy Plan Year:

                  Completed Years of Service         Vested Percentage
                  --------------------------         -----------------
                      fewer than 2                           0%
                            2                               20%
                            3                               40%
                            4                               60%
                            5                               80%
                       6 or more                           100%

11.4   Special Minimum Contribution.

       Notwithstanding the provisions of section 3.1 and Article IV to the contrary, in every top-heavy Plan Year, a minimum allocation is required for each Non-Key Employee who both (a) performed one or more Hours of Service during the Plan Year as a Covered Employee after satisfying any eligibility requirement of section 2.1, and (b) was an Employee on the last day of the Plan Year. The minimum allocation shall be a percentage of each Non-Key Employee's Compensation. The percentage shall be the lesser of 3% or the largest percentage obtained for any Key Employee by dividing his or her Annual Additions (to this Plan and any other plan aggregated with this Plan) for the Plan Year by his or her Compensation for the Plan Year. If the Participant participates in both this Plan and the Apache Corporation 401(k) Savings Plan, then the Participant's minimum allocation to this Plan shall be reduced by any allocation of "Company Contributions" or forfeitures treated as Company Contributions that he or she receives in that plan for the Plan Year.

11.5   Change in Top-Heavy Status.

       If the Plan ceases to be a "top-heavy" plan as defined in this Article XII, and if any change in the benefit structure, vesting schedule, or other component of a Participant's accrued benefit occurs as a result of such change in top-heavy status, the nonforfeitable portion of each Participant's benefit attributable to Company Contributions shall not be decreased as a result of such change. In addition, each Participant with at least three Years of Service with the Company and Affiliated Entities on the date of such change may elect to have the nonforfeitable percentage computed under the Plan without regard to such change in status. The period during which the election may be made shall commence on the date the Plan ceases to be a top-heavy plan and shall end on the later of (a) 60 days after the change in status occurs, (b) 60 days after the change in status becomes effective, or (c) 60 days after the Participant is issued written notice of the change by the Company or the Committee.

ARTICLE XII
MISCELLANEOUS

12.1   RIGHT TO DISMISS EMPLOYEES - NO EMPLOYMENT CONTRACT.

       THE COMPANY AND AFFILIATED ENTITIES MAY TERMINATE THE EMPLOYMENT OF ANY EMPLOYEE AS FREELY AND WITH THE SAME EFFECT AS IF THIS PLAN WERE NOT IN EXISTENCE. PARTICIPATION IN THIS PLAN BY AN EMPLOYEE SHALL NOT CONSTITUTE AN EXPRESS OR IMPLIED CONTRACT OF EMPLOYMENT BETWEEN THE COMPANY OR AN AFFILIATED ENTITY AND THE EMPLOYEE.

12.2   Claims Procedure.

       (a) The Participant, the Participant's beneficiary, or the authorized representative of the claimant shall file all claims, by completing any procedures that the Committee requires. These procedures shall be reasonable and may include the completion of forms and the submission of documents and additional information.

       (b) The Committee shall review all materials and shall decide whether to approve or deny the claim. If a claim is denied in whole or in part, written notice of denial shall be furnished by the Committee to the claimant within 90 days after the receipt of the claim by the Committee, unless special circumstances require an extension of time for processing the claim, in which event notification of the extension shall be provided to the claimant and the extension shall not exceed 90 days. The written notice shall set forth the specific reasons for such denial, specific reference to pertinent Plan provisions, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, all written in a manner calculated to be understood by the claimant. The notice shall include appropriate information as to the steps taken if the claimant wishes to submit the denied claim for review. The claimant may request a review upon written application, may review pertinent documents, and may submit issues or comments in writing. The claimant must request a review within the reasonable period of time prescribed by the Committee. In no event shall such a period of time be less than 60 days. The Committee shall decide all reviews of denied claims. A decision on review shall be rendered within 60 days of the receipt of request for review by the Committee. If special circumstances require a further extension of time for processing, a decision shall be rendered not later than 120 days following the Committee's receipt of the request for review. If such an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The Committee's decision on review shall be furnished to the claimant. Such decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based.

       (c) The Committee shall have total discretionary authority to determine eligibility, status, and the rights of all individuals under the Plan and to construe any and all terms of the Plan.

12.3   Source of Benefits.

       All benefits payable under the Plan shall be paid solely from the Trust Fund, and the Company and Affiliated Entities assume no liability or responsibility therefor.

12.4   Exclusive Benefit of Employees.

       It is the intention of the Company that no part of the Trust, other than as provided in sections 3.3, 8.2, and 12.9 hereof and the Trust Agreement, ever to be used for or diverted for purposes other than for the exclusive benefit of Participants, Alternate Payees, and their beneficiaries, and that this Plan shall be construed to follow the spirit and intent of the Code and ERISA.

12.5   Forms of Notices.

       Wherever provision is made in the Plan for the filing of any notice, election, or designation by a Participant, Spouse, Alternate Payee, or beneficiary, the action of such individual may be evidenced by the execution of such form as the Committee may prescribe for the purpose. The Committee may also prescribe alternate methods for filing any notice, election, or designation (such as telephone voice-response or e-mail).

12.6   Failure of Any Other Entity to Qualify.

       If any entity adopts this Plan but fails to obtain or retain the qualification of the Plan under the applicable provisions of the Code, such entity shall withdraw from this Plan upon a determination by the Internal Revenue Service that it has failed to obtain or retain such qualification. Within 30 days after the date of such determination, the assets of the Trust Fund held for the benefit of the Employees of such entity shall be separately accounted for and disposed of in accordance with the Plan and Trust.

12.7   Notice of Adoption of the Plan.

       The Company shall provide each of its Employees with notice of the adoption of this Plan, notice of any amendments to the Plan, and notice of the salient provisions of the Plan prior to the end of the first Plan Year. A complete copy of the Plan shall also be made available for inspection by Employees and Account Owners.

12.8   Plan Merger.

       If this Plan is merged or consolidated with, or its assets or liabilities are transferred to, any other qualified plan of deferred compensation, each Participant shall be entitled to receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer if this Plan had then been terminated.

12.9   Inalienability of Benefits - Domestic Relations Orders.

       (a) Except as provided in subsection 6.1(e), relating to disclaimers, and subsections (b) and (g) below, no Account Owner shall have any right to assign, alienate, transfer, or encumber his or her interest in any benefits under this Plan, nor shall such benefits be subject to any legal process to levy upon or attach the same for payment of any claim against any such Account Owner.

       (b) Subsection (a) shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Domestic Relations Order unless such Domestic Relations Order is a QDRO, in which case the Plan shall make payment of benefits in accordance with the applicable requirements of any such QDRO.

       (c) In order to be a QDRO, the Domestic Relations Order must satisfy the requirements of Code section 414(p) and ERISA section 206(d)(3). In particular, the Domestic Relations Order: (i) must specify the name and the last known mailing address of the Participant; (ii) must specify the name and mailing address of each Alternate Payee covered by the order; (iii) must specify either the amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined; (iv) must specify the number of payments or period to which such order applies; (v) must specify each plan to which such order applies;
              (vi) may not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, subject to the provisions of subsection (f); (vii) may not require the Plan to provide increased benefits (determined on the basis of actuarial value); and (viii) may not require the payment of benefits to an Alternate Payee if such benefits have already been designated to be paid to another Alternate Payee under another order previously determined to be a QDRO.

       (d) In the case of any payment before an Employee has separated from service, a Domestic Relations Order shall not be treated as failing to meet the requirements of subsection (c) solely because such order requires that payment of benefits be made to an Alternate Payee (i) on or after the dates specified in subsection
              (f), (ii) as if the Employee had retired on the date on which such payment is to begin under such order (but taking into account only the Account balance on such date), and (iii) in any form in which such benefits may be paid under the Plan to the Employee. For purposes of this subsection, the Account balance as of the date specified in the QDRO shall be the vested portion of the Employee's Account on such date.

       (e) The Committee shall establish reasonable procedures to determine the qualified status of Domestic Relations Orders and to administer distributions under QDROs. Such procedures shall be in writing and shall permit an Alternate Payee to designate a representative to receive copies of notices. The Committee shall temporarily suspend distributions and withdrawals from the Participant's Accounts, except to the extent necessary to make the required minimum distributions under Code section 401(a)(9), when the Committee receives a Domestic Relations Order or a draft of such an order that affects the Participant's Accounts or when one or the following individuals informs the Committee, orally or in writing, that a QDRO is in process or may be in process: the Participant, a prospective Alternate Payee, or counsel for the Participant or a prospective Alternate Payee. The Committee shall promulgate reasonable and non-discriminatory rules regarding such suspensions, including but not limited to how long such suspensions remain in effect. However, the Participant may receive such distributions and withdrawals from the Plan, subject to the rules of Article VI, as are consented to in writing by all prospective Alternate Payees identified in the Domestic Relations Order or, in the absence of a Domestic Relations Order, as are consented to in writing by the prospective Alternate Payee(s) who informed the Committee that a QDRO was in process or may be in process. When the Committee receives a Domestic Relations Order it shall promptly notify the Participant and each Alternate Payee of such receipt and provide them with copies of the Plan's procedures for determining the qualified status of the order. Within a reasonable period after receipt of a Domestic Relations Order, the Committee shall determine whether such order is a QDRO and notify the Participant and each Alternate Payee of such determination. During any period in which the issue of whether a Domestic Relations Order is a QDRO is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall separately account for the amounts payable to the Alternate Payee if the order is determined to be a QDRO. If the order (or modification thereof) is determined to be a QDRO within 18 months after the date the first payment would have been required by such order, the Committee shall pay the amounts separately accounted for (plus any interest thereon) to the individual(s) entitled thereto. However, if the Committee determines that the order is not a QDRO, or if the issue as to whether such order is a QDRO has not been resolved within 18 months after the date of the first payment would have been required by such order, then the Committee shall pay the amounts separately accounted for (plus any interest thereon) to the individual(s) who would have been entitled to such amounts if there had been no order. Any determination that an order is a QDRO that is made after the close of the 18-month period shall be applied prospectively only. If the Plan's fiduciaries act in accordance with fiduciary provision of ERISA in treating a Domestic Relations Order as being (or not being) a QDRO or in taking action in accordance with this subsection, then the Plan's obligation to the Participant and each Alternate Payee shall be discharged to the extent of any payment made pursuant to the acts of such fiduciaries.

       (f)    The Alternate Payee shall have the following rights under the
              Plan:

              (i) Small Accounts. If the value of the nonforfeitable portion of an Alternate Payee's Account is $5,000 or less, the Alternate Payee shall receive a single payment of the distributable amount as soon as practicable, provided that the value is $5,000 or less when the distribution is processed. The Committee may elect to check the value of the Alternate Payee's Account on an occasional (rather than a daily) basis, to determine whether this paragraph applies.

              (ii) Single Payment or Annuity. This paragraph applies only if paragraph (i) does not apply. The only form of payment available to an Alternate Payee who is not the Spouse or former Spouse of the Participant is a single payment of the distributable amount (measured at the time the payment is processed). An Alternate Payee who is the Spouse or former Spouse of the Participant may choose between a single payment of the distributable amount or an annuity. If the Alternate Payee is awarded more than the distributable amount, the Alternate Payee shall initially receive a distribution of the distributable amount, with additional distributions made as soon as administratively convenient after more of the amount awarded to the Alternate Payee becomes distributable.

              (iii) Timing of Distribution. This paragraph applies only if paragraph (i) does not apply. Subject to the limits imposed by this paragraph, the Alternate Payee may choose (or the QDRO may specify) the date of the distribution. The distribution to the Alternate Payee may occur at any time after the Committee determines that the Domestic Relations Order is a QDRO and before the Participant's Required Beginning Date (unless the order is determined to be a QDRO after the Participant's Required Beginning Date, in which case the distribution to the Alternate Payee shall be made as soon as administratively practicable after the order is determined to be a QDRO).

              (iv) Death of Alternate Payee. The Alternate Payee may designate one or more beneficiaries, as specified in section 6.1. When the Alternate Payee dies, the Alternate Payee's beneficiary shall receive a complete distribution of the distributable amount in a single payment as soon as administratively convenient.

              (v) Investing. An Alternate Payee may direct the investment of his Account pursuant to section 8.3.

              (vi) Claims. The Alternate Payee may bring claims against the Plan pursuant to section 12.2.

       (g) Subsection (a) shall not apply to any offset of a Participant's benefits against an amount that the Participant is ordered or required to pay to the Plan if the following conditions are met.

              (i) The order or requirement to pay must arise (A) under a judgment of conviction for a crime involving the Plan, (B) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA, or (C) pursuant to a settlement agreement between the Secretary of Labor and the Participant, or a settlement agreement between the Pension Benefit Guaranty Corporation and the Participant, in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA by a fiduciary or any other person.

              (ii) The judgment, order, decree, or settlement agreement must expressly provide for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's benefits provided under the Plan.

              (iii) If the Participant is married at the time at which the offset is to be made, (A) either the Participant's Spouse must have already waived his or her right to a QPSA and QJSA or the Participant's Spouse must consent in writing to such offset with such consent witnessed by a notary public or representative of the Plan (or it is established to the satisfaction of a Plan representative that such consent may not be obtained by reason of circumstances described in Code section 417(a)(2)(B)), or (B) the Participant's Spouse is ordered or required in such judgment, order, decree, or settlement to pay an amount to the Plan in connection with a violation of part 4 of subtitle B of title I of ERISA, or
                     (C) in such judgment, order, decree, or settlement, the Participant's Spouse retains the right to receive a survivor annuity under a qualified joint and survivor annuity pursuant to Code section 401(a)(11)(A)(i) and under a qualified preretirement survivor annuity provided pursuant to Code section 401(a)(11)(A)(ii). The value of the Spouse's survivor annuity in subparagraph (C) shall be determined as if the Participant terminated employment on the date of the offset, there was no offset, the Plan permitted commencement of benefits only on or after Normal Retirement Age, the Plan provided only the "minimum-required qualified joint and survivor annuity," and the amount of the qualified preretirement survivor annuity under the Plan is equal to the amount of the survivor annuity payable under the "minimum-required qualified joint and survivor annuity." For purposes of this paragraph only, the "minimum-required qualified joint and survivor annuity" is the qualified joint and survivor annuity which is the actuarial equivalent of the Participant's accrued benefit (within the meaning of Code section 411(a)(7)) and under which the survivor annuity is 50% of the amount of the annuity which is payable during the joint lives of the Participant and his or her Spouse.

       (h) The Committee shall temporarily suspend distributions and withdrawals from a Participant's Accounts, except to the extent necessary to make the required minimum distributions under Code section 401(a)(9), when the Committee has reason to believe that the Plan may be entitled to an offset of the Participant's benefits described in subsection (g). The Committee shall promulgate reasonable and non-discriminatory rules regarding such suspensions, including but not limited to how long such suspensions remain in effect.

12.10  Payments Due Minors or Incapacitated Individuals.

       If any individual entitled to payment under the Plan is a minor, the Committee shall cause the payment to be made to the custodian or representative who, under the state law of the minor's domicile, is authorized to receive funds on behalf of the minor. If any individual entitled to payment under this Plan has been legally adjudicated to be mentally incompetent or incapacitated, the Committee shall cause the payment to be made to the custodian or representative who, under the state law of the incapacitated individual's domicile, is authorized to receive funds on behalf of the incapacitated individual. Payments made pursuant to such power shall operate as a complete discharge of the Trust Fund, the Trustee, and the Committee.

12.11  Uniformity of Application.

       The provisions of this Plan shall be applied in a uniform and non-discriminatory manner in accordance with rules adopted by the Committee, which rules shall be systematically followed and consistently applied so that all individuals similarly situated shall be treated alike.

12.12  Disposition of Unclaimed Payments.

       Each Participant, Alternate Payee, or beneficiary with an Account balance in this Plan must file with the Committee from time to time in writing his or her address, the address of each beneficiary (if applicable), and each change of address. Any communication, statement, or notice addressed to such individual at the last address filed with the Committee (or if no address is filed with the Committee then at the last address as shown on the Company's records) will be binding on such individual for all purposes of the Plan. Neither the Committee nor the Trustee shall be required to search for or locate any missing individual. If the Committee notifies an individual that he or she is entitled to a distribution and also notifies him or her that a failure to respond may result in a forfeiture of benefits, and the individual fails to claim his or her benefits under the Plan or make his or her address known to the Committee within a reasonable period of time after the notification, then the benefits under the Plan of such individual shall be forfeited. Any amount forfeited pursuant to this section shall be allocated pursuant to section
       5.5. If the individual should later make a claim for this forfeited amount, the Company shall, if the Plan is still in existence, make a special contribution to the Plan equal to the forfeiture, and such amount shall be distributed to the individual; if the Plan is not then in existence, the Company shall pay the amount of the forfeiture to the individual.

12.13  Applicable Law.

       This Plan shall be construed and regulated by ERISA, the Code, and, unless otherwise specified herein and to the extent applicable, the laws of the State of Texas, excluding any conflicts-of-law provisions.

ARTICLE XIII
UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994

13.1   General.

       (a) The Uniformed Services Employment and Reemployment Rights Act of 1994 (the "USERRA"), which is codified at 38 USCA Sections 4301-4318, confers certain rights on individuals who leave civilian employment to perform certain services in the Armed Forces, the National Guard, the commissioned corps of the Public Health Service, or in any other category designated by the President of the United States in time of war or emergency (collectively, the "Uniformed Services"). An Employee who joins the Uniformed Services shall be referred to as a "Serviceman" in this Article. This Article shall be interpreted to provide such individuals with all the benefits required by the USERRA but no greater benefits than those required by the USERRA. This Article shall supersede any contrary provisions in the remainder of the Plan.

       (b) When a Serviceman leaves the Uniformed Services, he or she may have reemployment rights with the Company or Affiliated Entities, depending on many factors, including the length of his or her stay in the Uniformed Services and the type of discharge he or she received. When this Article speaks of the date a Serviceman's potential USERRA reemployment rights expire, it means the date on which the Serviceman fails to qualify for reemployment rights (if, for example, he or she is dishonorably discharged, or remains in the Uniformed Services for more than 5 years) or, if the Serviceman obtains reemployment rights, the date his or her reemployment rights lapse because the Serviceman failed to timely exercise those rights.

13.2   While a Serviceman.

       In general, a Serviceman shall be treated as an Employee while he or she continues to receive wages from the Company or an Affiliated Entity, and once the Serviceman's wages from the Company or Affiliated Entity cease, the Serviceman shall be treated as if he or she were on an approved, unpaid leave of absence.

       (a) Company Contributions. Wages paid by the Company to a Serviceman shall be included in his or her Compensation as if the Serviceman were an Employee. If the Employee was a Covered Employee when he or she became a Serviceman and his or her wages continue through the last day of a Plan Year, then (i) the Serviceman shall be treated as an "eligible Participant" under subsection 3.1(a) for that Plan Year (and shall therefore receive an allocation of Company Mandatory Contributions); and (ii) he or she shall be treated as an Employee under subsection 11.4(a) (and, if he or she is a Non-Key Employee, he or she shall therefore receive any minimum required allocation if the Plan is top-heavy).

       (b) Investments. If the Serviceman has an account balance in the Plan, he or she is an Account Owner and may therefore direct the investment of his or her Accounts pursuant to section 8.3.

       (c) Distributions and Withdrawals. For purposes of Article VI (relating to distributions), the Serviceman shall be treated as an Employee until the day on which his or her potential USERRA reemployment rights expire. See section 13.3 once his or her potential USERRA rights expire.

       (d) QDROs. QDROs shall be processed while the Participant is a Serviceman. The Committee has the discretion to establish special procedures under subsection 12.9(e) for Servicemen, by, for example, extending the usual deadlines to accommodate any practical difficulties encountered by the Serviceman that are attributable to his or her service in the Uniformed Services.

13.3   Failure to Return.

       (a) If a Serviceman is not reemployed before his or her potential USERRA reemployment rights expire, the Committee shall determine his or her Termination from Service Date by treating his or her service in the Uniformed Services as an approved leave of absence but treating the expiration of his or her potential USERRA reemployment rights as the failure to timely return from his or her leave of absence, with the consequence that his or her Termination from Service Date will generally be the earlier of the date his or her potential USERRA rights expired or one year after the date he or she joined the Uniformed Services. Once his or her Termination from Service Date has been determined, the Committee shall determine his or her vested percentage. For purposes of
              Article VI (relating to distributions), the day the Serviceman's potential USERRA reemployment rights expired shall be treated as the day he or she terminated employment with the Company and Affiliated Entities. For purposes of subsection 5.2(c) (relating to the timing of forfeitures), the Serviceman's last day of employment shall be the day his or her potential USERRA reemployment rights expired.

       (b) If the Company or an Affiliated Company hires a former Serviceman after his or her potential USERRA reemployment rights have expired, he or she shall be treated like any other former employee who is rehired.

13.4   Return From Uniformed Service.

       This section applies solely to a Serviceman who returns to employment with the Company or an Affiliated Entity because he or she exercised his or her reemployment rights under the USERRA.

       (a) Credit for Service. A Serviceman's length of time in the Uniformed Services shall be treated as service with the Company for purposes of vesting and determining his or her eligibility to participate in the Plan upon reemployment.

       (b) Participation. If the Serviceman satisfies the eligibility requirements of section 2.1 before his or her reemployment, and he or she is a Covered Employee upon his or her reemployment, he or she may participate in the Plan immediately upon his or her return.

       (c) Make-Up Company Mandatory Contribution. The Company shall contribute an additional contribution to a Serviceman's Account equal to the Company Mandatory Contribution (including any forfeitures treated as Company Mandatory Contributions) that would have been allocated to such Account if the Serviceman had remained employed during his or her time in the Uniformed Services, and had earned his or her Deemed Compensation during that time. See subsection (e) for guidance on applying the various limits contained in the Code to the calculation of the additional mandatory contribution.

       (d) Make-Up Miscellaneous Contributions. The Company shall contribute to the Serviceman's Accounts any top-heavy minimum contribution he or she would have received pursuant to section 11.4, (including any forfeitures treated as top-heavy minimum contributions) if he or she had remained employed during his or her time in the Uniformed Services, and had earned Deemed Compensation during that time. See subsection (e) for guidance on applying the various limits contained in the Code to the calculation of the top-heavy minimum contribution.

       (e)    Application of Limitations.

              (i) The make-up contributions under subsections (c) and (d) (the "Make-Up Contributions") shall be ignored for purposes of determining the Company's maximum contribution under subsection 3.1(c), the limits on Annual Additions under section 3.4, the non-discrimination requirements of Code
                     section 401(a)(4), and (if the Serviceman is a Key Employee) calculating the minimum required top-heavy contribution under section 11.4.

              (ii) In order to determine the maximum Make-Up Contributions, the following limitations shall apply.

                     (A) The Serviceman's "Aggregate Compensation" for each year shall be calculated. His or her Aggregate Compensation shall be equal to his or her actual Compensation, plus his or her Deemed Compensation that would have been paid during that year. Each type of Aggregate Compensation (for benefit purposes, for purposes of determining whether the Serviceman is a Highly Compensated Employee, etc.) shall be determined separately.

                     (B) The Serviceman's Aggregate Compensation each Plan Year shall be limited to the dollar limit in effect for that Plan Year under Code section 401(a)(17), for the purposes and in the manner specified in subsection 1.11(d).

                     (C) The limits of subsection 3.1(c) (relating to the maximum contribution by the Company to the Plan) for each Plan Year shall be calculated by using the Serviceman's Aggregate Compensation for that Plan Year, and by treating the Make-Up Contributions that are attributable to that Plan Year's Deemed Compensation as having been made during that Plan Year.

                     (D) The limits of section 3.4 (relating to the maximum Annual Additions to a Participant's Accounts) shall be calculated for each Limitation Year by using the Serviceman's Aggregate

                            Compensation for that Limitation Year, and by treating as Annual Additions all the Make-Up Contributions that are attributable to that Limitation Year's Deemed Compensation.

       (f) Deemed Compensation. A Serviceman's Deemed Compensation is the Compensation that he or she would have received (including raises) had he or she remained employed by the Company or Affiliated Entity during his or her time in the Uniformed Services, unless it is not reasonably certain what his or her Compensation would have been, in which case his or her Deemed Compensation shall be based on his or her average rate of compensation during the 12 months (or, if shorter, his or her period of employment with the Company and Affiliated Entities) immediately before he or she entered the Uniformed Services. A Serviceman's Deemed Compensation shall be reduced by any Compensation actually paid to him or her during his or her time in the Uniformed Services (such as vacation pay). Deemed Compensation shall cease when the Serviceman's potential USERRA reemployment rights expire. Each type of Deemed Compensation (for benefit purposes, for purposes of determining if the Serviceman is a Highly Compensated Employee, etc.) shall be determined separately.

                                       APACHE CORPORATION



Date: 10/21/02                         By: /s/ Jeffery M. Bender
      -----------------------              -------------------------------------

                                       Title: Vice President - Human Resources
                                              ----------------------------------

                                   APPENDIX A

                             PARTICIPATING COMPANIES

The following Affiliated Entities were actively participating in the Plan as of the following dates:

                                                        Participation                          Participation
                   Business                              Began As Of                            Ended As Of
                   --------                             -------------                          -------------
       Apache International, Inc.                      January 1, 1997                              N/A

       Apache Energy Resources                         January 1, 1997                              N/A
       Corporation (Known as Hadson
       Energy Resources Corporation
       before January 1, 1995)

       Apache Canada Ltd.                              January 1, 1997                              N/A



                             -- END OF APPENDIX A --

                                   APPENDIX B

                   DEKALB ENERGY COMPANY / APACHE CANADA LTD.

                                  INTRODUCTION

Through a merger effective as of May 17, 1995, Apache then held 100% of the stock of DEKALB Energy Company (which has been renamed Apache Canada Ltd.).

Capitalized terms in this Appendix have the same meanings as those given to them in the Plan. The regular terms of the Plan shall apply to the employees of Apache Canada Ltd., except as provided below.

                           ELIGIBILITY TO PARTICIPATE

Notwithstanding section 1.12, an employee of Apache Canada Ltd. shall be a Covered Employee only if (1) he or she is either a U.S. citizen or a U.S. resident, and (2) he or she was employed by Apache or another Company immediately before becoming an employee of Apache Canada Ltd.

                                 VESTING SERVICE

For any individual who becomes an employee of Apache on or after May 17, 1995, his or her Period of Service shall include any periods of employment before May 17, 1995, with DEKALB Energy Company or any business then treated as a single employer with DEKALB Energy Company pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

                                  COMPENSATION

If the payroll of the Apache Canada Ltd. employee is handled in the United States, then the definitions of Compensation in section 1.11 shall apply. To the extent that the payroll of the Apache Canada Ltd. employee is handled outside of the United States, the following definitions of Compensation shall apply in lieu of the definitions found in subsections 1.11(a) and 1.11(b):

       (a) Code Section 415 Compensation. For purposes of determining the limitation on Annual Additions under section 3.4 and the minimum contribution under section 11.4 when the Plan is top-heavy, Compensation shall mean foreign earned income (within the meaning of Code section 911(b)) paid by the Company or an Affiliated Entity, and elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 402(e)(3), 402(h), 403(b), 408(p), or 457. For purposes of section 3.4,
              Compensation shall be measured over a Limitation Year. For purposes of section 11.4, Compensation shall be measured over a Plan Year.

       (b) Code Section 414(q) Compensation. For purposes of identifying Highly Compensated Employees and Key Employees, Compensation shall have the same meaning as in paragraph (a), except that Compensation shall be measured over a Plan Year and shall not include any amounts accrued by, but not paid to, the Employee during the Plan Year.



                             -- END OF APPENDIX B -

                                   APPENDIX C

                             CORPORATE TRANSACTIONS

Over the years, the Company has engaged in numerous corporate transactions, both acquisitions and sales. This Appendix contains any special service-crediting provisions that apply to employees affected by the corporate transaction (both those who are hired by the Company and those whose employment is terminated).

                                      SALES

The following Participants are fully vested in their Accounts in this Plan, on the following dates:

[none, as of July 1, 2001]

                                  ACQUISITIONS

A Period of Service for vesting purposes for a New Employee (listed below) shall be determined by treating all periods of employment with the Former Employer Controlled Group as periods of employment with Apache. The "Former Employer Controlled Group" means the Former Employer (listed below), its predecessor company/ies, and any business while such business was treated as a single employer with the Former Employer or predecessor company pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

The following individuals are "New Employees" and the following companies are "Former Employers":

             Former Employer                                                   New Employees
             ---------------                                                   -------------
Crescendo Resources, L.P. ("Crescendo")                 All individuals hired from April 30, 2000 through June 1,
                                                        2000 from Crescendo and related companies in connection
                                                        with an April 30, 2000 asset acquisition from Crescendo.

Collins & Ware ("C&W") and Longhorn Disposal,           All individuals hired from C&W, Longhorn, and related
Inc. ("Longhorn")                                       companies in connection with a May 23, 2000 asset
                                                        acquisition from C&W and Longhorn.

Occidental Petroleum Corporation ("Oxy")                All individuals hired from Oxy and related companies in
                                                        connection with an August 2000 asset acquisition from an
                                                        Oxy subsidiary.



                              --END OF APPENDIX C--

                                       C-1